Exhibit 10.3
TURO INC.
2020 EQUITY INCENTIVE PLAN
As Adopted on December 8, 2020
As Amended on January 22, 2021
As Amended on July 13, 2021
As Amended on July 27, 2021
As Amended on February 15, 2022
As Amended on March 27, 2023
1.    PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries by offering eligible persons an opportunity to participate in the Company’s future performance through the grant of Awards covering Shares. Capitalized terms not defined in the text are defined in Section 14 hereof. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701, grants may be made pursuant to this Plan that do not qualify for exemption under Rule 701 or Section 25102(o). Any requirement of this Plan that is required in law only because of Section 25102(o) need not apply if the Committee so provides.
2.    SHARES SUBJECT TO THE PLAN.
2.1    Number of Shares Available. Subject to Sections 2.2 and 11 hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be (a) any authorized shares not issued or subject to outstanding grants under the Company’s 2010 Equity Incentive Plan (the “Prior Plan”) on the Effective Date (as defined in Section 13.1 hereof); (b) shares that are subject to issuance under the Prior Plan but cease to be subject to an award for any reason other than exercise of an option after the Effective Date; and (c) shares that were issued under the Prior Plan which are repurchased by the Company or which are forfeited or used to pay withholding obligations or pay the exercise price of an Option. Subject to Sections 2.2 and 11 hereof, (A) in the event that Shares previously issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, right of first refusal, or repurchase by the Company, such Shares shall be added to the number of Shares then available for issuance under the Plan; (B) in the event that Shares that otherwise would have been issuable under the Plan are withheld by the Company in payment of the Purchase Price, Exercise Price or withholding obligations, such Shares shall remain available for issuance under the Plan; and (C) in the event that an outstanding Option, Restricted Stock Unit or SAR for any reason expires or is cancelled, forfeited or terminated, the Shares allocable to the unexercised or unsettled portion of such Option, Restricted Stock Unit or SAR, as applicable, shall remain available for issuance under the Plan. To the extent an Award is settled in cash, the cash settlement shall not reduce the number of Shares remaining available for issuance under the Plan. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted and outstanding under this Plan. In no event shall the total number of Shares issued (counting each reissuance of a Share that was previously issued and then reacquired by the Company pursuant to a forfeiture provision, right of first refusal, or repurchase by the Company as a separate issuance) under the Plan upon exercise of ISOs (as defined in Section 4 hereof) exceed 459,702,860 Shares (adjusted in proportion to any adjustments under Section 2.2 hereof) over the term of the Plan.
2.2    Adjustment of Shares. In the event that the Company’s Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or other change in the capital structure of the Company affecting Shares without consideration, then in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan (a) the number and class of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number and class of Shares subject to outstanding Options and SARs, and (c) the Purchase Prices of and/or number and class of Shares subject to other outstanding Awards will (to the extent appropriate) be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities or other laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee.
3.    PLAN FOR BENEFIT OF SERVICE PROVIDERS.
3.1    Eligibility. The Committee will have the authority to select persons to receive Awards. ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. NQSOs (as defined in Section 4 hereof) and all other types of Awards may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction when Rule 701 is to apply to the Award granted for such services. A person may be granted more than one Award under this Plan.
3.2    No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary or Parent of the Company or limit in any way the right of the Company or any Subsidiary or Parent of the Company to terminate Participant’s employment or other relationship at any time, with or without Cause.
4.    OPTIONS. The Committee may grant Options to eligible persons described in Section 3 hereof and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following.
4.1    Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.
4.2    Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.
4.3    Exercise Period. Options may be exercisable within the time or upon the events determined by the Committee in the Award Agreement and may be awarded as immediately exercisable but subject to repurchase pursuant to Section 10 hereof or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that (a) no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and (b) no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary or Parent of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted; but in no event shall an Option granted to an employee who is a non-exempt employee for purposes of overtime pay under the U.S. Fair Labor Standards Act of 1938 be exercisable earlier than six (6) months after its date of grant. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.
4.4    Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and shall not be less than the Fair Market Value per Share on the date of grant unless expressly determined in writing by the Committee; provided that the Exercise Price of an ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 8 hereof.
4.5    Method of Exercise. Options may be exercised only by delivery to the Company of a stock option exercise agreement (accepted via written, electronic or other means) (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant). The Exercise Agreement will state (a) the number of Shares being purchased, (b) the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and (c) such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities or other laws. Each Participant’s Exercise Agreement may be modified by (i) agreement of Participant and the Company or (ii) substitution by the Company, upon becoming a public company, in order to add the payment terms set forth in Section 8.1 that apply to a public company and such other terms as shall be necessary or advisable in order to exercise a public company option. Upon exercise of an Option, Participant shall execute and deliver to the Company the Exercise Agreement then in effect, together with payment in full of the Exercise Price for the number of Shares being purchased and satisfaction of any applicable Tax-Related Obligations (as defined in Section 8.2 hereof). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.2 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
4.6    Termination. Subject to earlier termination pursuant to Sections 11 and 13 hereof and subject to any longer exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following terms and conditions.
4.6.1    Other than Death or Disability or for Cause. If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s Options only to the extent that such Options are exercisable as to Vested Shares upon the Termination Date, except as otherwise determined by the Committee or required by applicable law. Such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period after the Termination Date as may be determined by the Committee or required by applicable law, with any exercise beyond three (3) months after the date Participant ceases to be an employee deemed to be an NQSO) but, in any event, no later than the expiration date of the Options.
4.6.2    Death or Disability. If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s Options may be exercised only to the extent that such Options are exercisable as to Vested Shares on the Termination Date, except as otherwise determined by the Committee or required by applicable law. Such Options must be exercised by Participant (or Participant’s legal representative or authorized assignee), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, after the Termination Date as may be determined by the Committee or required by applicable law, with any exercise beyond (a) three (3) months after the date Participant ceases to be an employee when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code, or (b) twelve (12) months after the date Participant ceases to be an employee when the Termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO) but in any event no later than the expiration date of the Options.
4.6.3    For Cause. If the Participant is Terminated for Cause, the Participant may exercise such Participant’s Options, but not to an extent greater than such Options are exercisable as to Vested Shares upon the Termination Date and Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.
4.7    Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.
4.8    Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), then the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 13.1 hereof) to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
4.9    Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted, unless for the purpose of complying with applicable laws and regulations. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 4.10 hereof, the Committee may reduce the Exercise Price of outstanding Options without the consent of Participants by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 4.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price.
4.10    No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant, to disqualify any Participant’s ISO under Section 422 of the Code.
5.    RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to certain specified restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following terms and conditions.
5.1    Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The Restricted Stock Award will be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement (accepted via written, electronic or other means) and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within such thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.
5.2    Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 8 hereof.
5.3    Dividends and Other Distributions. Participants holding Restricted Stock Awards will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Committee provides otherwise at the time the Award is granted. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock Awards with respect to which they were paid.
5.4    Restrictions. Restricted Stock Awards may be subject to the restrictions set forth in Sections 9 and 10 hereof or, with respect to a Restricted Stock Award to which Section 25102(o) is to apply, such other restrictions not inconsistent with Section 25102(o).
6.    RESTRICTED STOCK UNITS.
6.1    Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an Award covering a number of Shares that may be settled in cash, by issuance of those Shares at a date in the future, or by a combination of cash and Shares. No Purchase Price shall apply to an RSU settled in Shares. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU, (b) the time or times during which the RSU may be settled, (c) the consideration to be distributed on settlement, and (d) the effect of the Participant’s Termination on each RSU. All grants of RSUs will be evidenced by an Award Agreement (the “RSU Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. No RSU will have a term longer than ten (10) years from the date the RSU is granted.
6.2    Form and Timing of Settlement. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Committee and set forth in the RSU Agreement. To the extent permissible under applicable law, the Committee may permit a Participant to defer payment (including settlement) under an RSU to a date or dates after the RSU has vested, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code (or any successor) and any regulations or rulings promulgated thereunder, to the extent the Participant is subject to Section 409A of the Code.
6.3    Dividend Equivalent Payments. The Board may permit Participants holding RSUs to receive dividend equivalent payments on outstanding RSUs if and when dividends are paid to stockholders on Shares. In the discretion of the Board, such dividend equivalent payments may be paid in cash or Shares and they may either be paid at the same time as dividend payments are made to stockholders or delayed until Shares are issued pursuant to the RSU grants and may be subject to the same vesting or performance requirements as the RSUs. If the Board permits dividend equivalent payments to be made on RSUs, the terms and conditions for such dividend equivalent payments will be set forth in the RSU Agreement.
7.    STOCK APPRECIATION RIGHTS.
7.1    Awards of SARs. Stock Appreciation Rights (“SARs”) may be settled in cash or Shares (which may consist of Restricted Stock or RSUs) or a combination thereof, having a value equal to the value determined by multiplying the difference between the Fair Market Value on the date of exercise over the Exercise Price and the number of Shares with respect to which the SAR is being exercised. All grants of SARs made pursuant to this Plan will be evidenced by an Award Agreement (the “SAR Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.
7.2    Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the SAR Agreement. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted.
7.3    Exercise Price. The Committee will determine the Exercise Price of the SAR when the SAR is granted, which may not be less than the Fair Market Value on the date of grant.
7.4    Termination. Subject to earlier termination pursuant to Sections 11 and 13 hereof and subject to any longer exercise periods set forth in the SAR Agreement, exercise of SARs will always be subject to the following terms and conditions.
7.4.1    Other than Death or Disability or for Cause. If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s SARs only to the extent that such SARs are exercisable as to Vested Shares upon the Termination Date or as otherwise determined by the Committee or as required by applicable law. SARs must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the

Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period after the Termination Date as may be determined by the Committee or as required by applicable law), but in any event no later than the expiration date of the SARs.
7.4.2    Death or Disability. If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s SARs may be exercised only to the extent that such SARs are exercisable as to Vested Shares on the Termination Date or as otherwise determined by the Committee or as required by applicable law. Such SARs must be exercised by Participant (or Participant’s legal representative or authorized assignee), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period after the Termination Date as may be determined by the Committee or as required by applicable law), but in any event no later than the expiration date of the SARs.
7.4.3    For Cause. If the Participant is Terminated for Cause, the Participant may exercise such Participant’s SARs, but not to an extent greater than such SARs are exercisable as to Vested Shares upon the Termination Date and Participant’s SARs shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.
8.    PAYMENT FOR PURCHASES AND EXERCISES.
8.1    Payment in General. Payment for Shares acquired pursuant to this Plan may be made in cash equivalents (including by check or Automated Clearing House (“ACH”) transfer) or, where expressly approved for the Participant by the Committee and subject to compliance with applicable law:
(a)    by cancellation of indebtedness of the Company owed to the Participant;
(b)    by surrender of shares of the Company that are clear of all liens, claims, encumbrances or security interests and: (i) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) that were obtained by Participant in the public market;
(c)    by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid (i) imputation of income under Sections 483 and 1274 of the Code and (ii) unfavorable accounting treatment as determined by the Committee; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Exercise Price or Purchase Price, as the case may be, equal to the par value (if any) of the Shares must be paid in cash or other legal consideration permitted by the laws under which the Company is then incorporated or organized;
(d)    by waiver of compensation due or accrued to the Participant from the Company for services rendered;
(e)    by participating in a formal cashless exercise program implemented by the Committee in connection with the Plan;

(f)    provided that a public market for the Company’s common stock exists, by exercising through a “same day sale” commitment from the Participant and a broker-dealer whereby the Participant irrevocably elects to exercise the Award and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price or Purchase Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price or Purchase Price directly to the Company; or
(g)    by any combination of the foregoing or any other method of payment approved by the Committee.
For avoidance of uncertainty: ACH transfers that have been received by the Company into its bank account designated for receipt of such transfers under this Section 8.1 shall be deemed to have been received for all purposes under this Plan as of the date on which such transfers were initiated from the transferor’s account and made irrevocable by the transferor.
8.2    Withholding Taxes.
8.2.1    Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy the maximum tax withholding requirements as to income tax, social insurance, payroll tax, fringe benefits tax, payment on account and other tax-related obligations (collectively, “Tax-Related Obligations”) prior to the delivery of any written or electronic certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash by the Company, such payment will be net of an amount sufficient to satisfy applicable tax withholding requirements.
8.2.2    Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy up to the maximum Tax-Related Obligations in the employee’s applicable jurisdictions by electing to have the Company withhold from the Shares to be issued up to the number of Shares having a Fair Market Value on the date that the amount of tax to be withheld is to be determined that is not more than the maximum Tax-Related Obligations in the employee’s applicable jurisdictions; or to arrange a mandatory “sell to cover” on Participant’s behalf (without further authorization) but in no event will the Company withhold Shares or “sell to cover” if such withholding would result in adverse accounting or compliance consequences to the Company. The maximum Tax-Related Obligations are based on the applicable rates of the relevant tax authorities (for example, federal, state and local), including the employee’s share of payroll or similar taxes, as provided in the tax law, regulations or the authority’s administrative practices, not to exceed the highest statutory rate in that jurisdiction. Any elections to have Shares withheld or sold for this purpose will be made in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee.
8.2.3    Elections Under Section 83(i) of the Code. A Participant will not make an election under Section 83(i) of the Code if the Company determines that the Participant is then ineligible to make such an election under applicable law or without the Company’s prior written consent (which will not be unreasonably withheld or delayed, but may be conditioned upon the Participant’s entry into additional commitments as determined by the Company).

9.    RESTRICTIONS ON AWARDS.
9.1    Transferability. Except as permitted by the Committee, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, other than by will or by the laws of descent and distribution, and, with respect to NQSOs for Participants in the U.S., by instrument to an inter vivos or testamentary trust in which the NQSOs are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “family member” as that term is defined in Rule 701, and may not be made subject to execution, attachment or similar process. For the avoidance of doubt, the prohibition against assignment and transfer applies to Awards and any Shares underlying the Awards prior to the issuance of the Shares, and pursuant to the foregoing sentence shall be understood to include, without limitation, a prohibition against any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” or any “call equivalent position” (in each case, as defined in Rule 16a-1 promulgated under the Exchange Act). Unless an Award is transferred pursuant to the terms of this Section, during the lifetime of the Participant an Award will be exercisable only by the Participant or Participant’s legal representative and any elections with respect to an Award may be made only by the Participant or Participant’s legal representative. The terms of an Award shall be binding upon the executor, administrator, successors and assigns of the Participant who is a party thereto.
9.2    Securities Law and Other Regulatory Compliance. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act, Awards may be made pursuant to this Plan that do not qualify for exemption under Rule 701 or Section 25102(o). Any requirement of this Plan which is required in law only because of Section 25102(o) need not apply with respect to a particular Award to which Section 25102(o) will not apply. An Award will not be effective unless such Award is in compliance with all applicable U.S. and non-U.S. federal, state and local securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Company’s equity securities may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise, settlement or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue Shares or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) compliance with any exemption, completion of any registration or other qualification of such Shares under any U.S. and non-U.S. federal, state or local law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.
9.3    Exchange and Buyout of Awards. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. Without prior stockholder approval the Committee may reprice Options or SARs (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them). The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

10.    RESTRICTIONS ON SHARES.
10.1    Privileges of Stock Ownership. No Participant will have any of the rights of a stockholder with respect to any Shares until such Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased as described in this Section 10.
10.2    Rights of First Refusal and Repurchase. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement (a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, provided that such right of first refusal terminates upon (i) subject to any applicable market standoff restrictions, the effective date of the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of common stock pursuant to a business combination or an employee incentive or benefit plan); (ii) any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect Parent thereof is registered under the Exchange Act; or (iii) any transfer or conversion of Shares made pursuant to a statutory conversion of the Company into another form of legal entity if the common equity (or comparable equity security) of entity resulting from such conversion is registered under the Exchange Act; and (b) a right to repurchase Unvested Shares held by a Participant for cash and/or cancellation of purchase money indebtedness owed to the Company by the Participant following such Participant’s Termination at any time.
10.3    Agreement to Vote Shares. At the discretion of the Committee, the Company may require that, as a condition to the receipt of the Shares upon issuance of an Award, exercise of an Option or SAR or settlement of an RSU, the Participant and any transferee of the Shares agree to vote such Shares pursuant to the terms of a Voting Agreement by and between the Company and certain of its stockholders.
10.4    Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all written or electronic certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated. The Committee may cause a legend or legends referencing such restrictions to be placed on the written or electronic certificate. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.
10.5    Securities Law Restrictions. All written or electronic certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. and non-U.S. federal, state or local securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Company’s equity securities may be listed or quoted.
11.    CORPORATE TRANSACTIONS.
11.1    Acquisitions or Other Combinations. In the event that the Company is subject to an Acquisition or Other Combination, outstanding Awards acquired under the Plan shall be subject to the agreement evidencing the Acquisition or Other Combination, which need not treat all outstanding Awards in an identical manner. Such agreement, without the Participant’s consent, shall provide for one or more of the following with respect to all outstanding Awards as of the effective date of such Acquisition or Other Combination:
(a)    The continuation of such outstanding Awards by the Company (if the Company is the successor entity).
(b)    The assumption of outstanding Awards by the successor or acquiring entity (if any) in such Acquisition or Other Combination (or by any of its Parents, if any), which assumption, will be binding on all Participants; provided that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or upon the settlement of any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) and Section 409A of the Code. For the purposes of this Section 11, an Award will be considered assumed if, following the Acquisition or Other Combination, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Acquisition or Other Combination, the consideration (whether stock, cash, or other securities or property) received in the Acquisition or Other Combination by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Acquisition or Other Combination is not solely common stock of the successor corporation or its Parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the settlement of an RSU, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Acquisition or Other Combination.
(c)    The substitution by the successor or acquiring entity in such Acquisition or Other Combination (or by any of its Parents, if any) of equivalent awards with substantially the same terms for such outstanding Awards (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) and Section 409A of the Code).

(d)    The full or partial exercisability or vesting and accelerated expiration of outstanding Awards.
(e)    The settlement of the Fair Market Value of such outstanding Award (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its Parent, if any), followed by the cancellation of such Awards; provided however, that such Award may be cancelled without consideration if such Award has no value, as determined by the Committee, in its discretion. Subject to Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates when the Award would have become exercisable or vested. Such payment may be subject to vesting based on the Participant’s continued service, provided that without the Participant’s consent, the vesting schedule shall not be less favorable to the Participant than the schedule under which the Award would have become vested or exercisable. For purposes of this Section 11.1(e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.
(f)    The termination in its entirety of any outstanding Award, without payment of any consideration, that is not exercised in accordance with its terms upon or prior to consummation of the transactions contemplated by the Acquisition or Other Combination within a time specified by the Committee, in its discretion, for such exercise, whether or not such Award is then fully exercisable.
Immediately following an Acquisition or Other Combination, outstanding Awards shall terminate and cease to be outstanding, except to the extent such Awards, have been continued, assumed or substituted, as described in Sections 11.1(a), (b) and/or (c).
11.2    Substitution or Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (a) granting an Award under this Plan in substitution of such other entity’s award or (b) assuming and/or converting such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other entity had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another entity, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) or Section 409A of the Code). In the event the Company elects to grant a new Option or SAR in substitution for and rather than assuming an existing option or stock appreciation right, such new Option or SAR may be granted with a similarly adjusted Exercise Price and number of underlying Shares and such other changes approved by the Committee, subject to the consent of the Participant.
12.    ADMINISTRATION.
12.1    Committee Authority. This Plan will be administered by the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the

Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:
(a)    construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
(b)    prescribe, amend, expand, modify and rescind or terminate rules and regulations relating to this Plan;
(c)    approve persons to receive Awards;
(d)    determine the form and terms of Awards;
(e)    determine the number of Shares or other consideration subject to Awards granted under this Plan;
(f)    determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;
(g)    determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or awards under any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;
(h)    grant waivers of any conditions of this Plan or any Award;
(i)    determine the terms of vesting, exercisability, settlement and payment of Awards to be granted pursuant to this Plan;
(j)    correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award, any Award Agreement or any Exercise Agreement;
(k)    determine whether an Award has vested or become exercisable;
(l)    extend the vesting period beyond a Participant’s Termination Date;
(m)    adopt rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate or facilitate requirements of local law and procedures outside of the United States;
(n)    delegate any of the foregoing to a subcommittee consisting of one or more directors or executive officers pursuant to a specific delegation as may otherwise be permitted by applicable law;
(o)    change the vesting schedule of Awards under the Plan prospectively in the event that the Participant’s service status changes between full and part time status in accordance with Company policies relating to work schedules and vesting of Awards; and
(p)    make all other determinations necessary or advisable in connection with the administration of this Plan.

12.2    Standalone, Tandem and Substitute Awards. Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.
12.3    Committee Composition and Discretion. The Board may delegate full administrative authority over the Plan and Awards to a Committee consisting of at least one member of the Board (or such greater number as may then be required by applicable law). Unless in contravention of any express terms of this Plan or Award, any determination made by the Committee with respect to any Award will be made in its sole discretion either (a) at the time of grant of the Award, or (b) subject to Section 4.9 hereof, at any later time. Any such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. To the extent permitted by applicable law, the Committee may delegate to one or more directors or officers of the Company the authority to grant an Award under this Plan.
12.4    Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
12.5    Governing Law. This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.
13.    EFFECTIVENESS, AMENDMENT AND TERMINATION OF THE PLAN.
13.1    Adoption and Stockholder Approval. This Plan will become effective on the date that it is adopted by the Board (the “Effective Date”). This Plan will be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option or SAR may be exercised prior to initial stockholder approval of this Plan; (b) no Option or SAR granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards for which only the exemption from California’s securities qualification requirements provided by Section 25102(o) can apply shall be canceled, any Shares issued pursuant to any such Award shall be canceled and any purchase of such Shares issued hereunder shall be rescinded; and (d) Awards (to which only the exemption from California’s securities qualification requirements provided by Section 25102(o) can apply) granted pursuant to an increase in the number of Shares approved by the Board which increase is not approved by stockholders within the time then required under Section 25102(o) shall be canceled, any Shares issued pursuant to any such Awards shall be canceled, and any purchase of Shares subject to any such Award shall be rescinded.
13.2    Term of Plan. Unless earlier terminated as provided herein, this Plan will automatically terminate ten (10) years after the Effective Date.

13.3    Amendment or Termination of Plan. Subject to Section 4.9 hereof, the Board may at any time (a) terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan and (b) terminate any and all outstanding Options, SARs or RSUs upon a dissolution or liquidation of the Company, followed by the payment of creditors and the distribution of any remaining funds to the Company’s stockholders; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to Section 25102(o) or pursuant to the Code or the regulations promulgated under the Code as such provisions apply to ISO plans. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Award previously granted under the Plan.
14.    DEFINITIONS. For all purposes of this Plan, the following terms will have the following meanings.
“Acquisition,” for purposes of Section 11, means:
(a)    any consolidation or merger in which the Company is a constituent entity or is a party in which the voting stock and other voting securities of the Company that are outstanding immediately prior to the consummation of such consolidation or merger represent, or are converted into, securities of the surviving entity of such consolidation or merger (or of any Parent of such surviving entity) that, immediately after the consummation of such consolidation or merger, together possess less than fifty percent (50%) of the total voting power of all voting securities of such surviving entity (or of any of its Parents, if any) that are outstanding immediately after the consummation of such consolidation or merger;
(b)    a sale or other transfer by the holders thereof of outstanding voting stock and/or other voting securities of the Company possessing more than fifty percent (50%) of the total voting power of all outstanding voting securities of the Company, whether in one transaction or in a series of related transactions, pursuant to an agreement or agreements to which the Company is a party and that has been approved by the Board, and pursuant to which such outstanding voting securities are sold or transferred to a single person or entity, to one or more persons or entities who are Affiliates of each other, or to one or more persons or entities acting in concert; or
(c)    the sale, lease, transfer or other disposition, in a single transaction or series of related transactions, by the Company and/or any Subsidiary or Subsidiaries of the Company, of all or substantially all the assets of the Company and its Subsidiaries taken as a whole (or, if substantially all of the assets of the Company and its Subsidiaries taken as a whole are held by one or more Subsidiaries, the sale or disposition (whether by consolidation, merger, conversion or otherwise) of such Subsidiaries of the Company), except where such sale, lease, transfer or other disposition is made to the Company or one or more wholly owned Subsidiaries of the Company.
Notwithstanding the foregoing, the following transactions shall not constitute an “Acquisition”: (1) the closing of the Company’s first public offering pursuant to an effective registration statement filed under the Securities Act or (2) any transaction the sole purpose of which is to change the state of incorporation of the Company or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
“Affiliate” of a specified person means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified

(where, for purposes of this definition, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.
“Award” means any award pursuant to the terms and conditions of this Plan, including any Option, Restricted Stock Unit, Stock Appreciation Right or Restricted Stock Award.
“Award Agreement” means, with respect to each Award, the executed written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award as approved by the Committee. For purposes of the Plan, the Award Agreement may be accepted by a Participant via written, electronic or other means, subject to requirements under applicable law.
“Board” means the Board of Directors of the Company.
“Cause” means Termination because of (a) Participant’s unauthorized misuse of the Company or a Parent or Subsidiary of the Company’s trade secrets or proprietary information, (b) Participant’s conviction of or plea of nolo contendere to a felony or a crime involving moral turpitude, (c) Participant’s committing an act of fraud against the Company or a Parent or Subsidiary of the Company or (d) Participant’s gross negligence or willful misconduct in the performance of his or her duties that has had or will have a material adverse effect on the Company or Parent or Subsidiary of the Company’ reputation or business.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Committee” means the committee created and appointed by the Board to administer this Plan, or if no committee is created and appointed, the Board.
“Company” means Turo Inc., a Delaware corporation, or any successor corporation.
“Disability” means a Participant is unable to perform the duties of his or her customary position of employment by reason of any medically determinable physical or mental impairment that can be expected to result in death or that can be expected to last for a continuous period of not less than twelve (12) months. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
“Exercise Price” means the price per Share at which a holder of an Option or a SAR may purchase Shares issuable upon exercise of the Option or the SAR.
“Fair Market Value” means, as of any date, the value of a Share determined as follows:
(a)    if such Share is then publicly traded on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Share is listed or admitted to trading as reported in The Wall Street Journal;
(b)    if such Share is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and ask prices on the date of determination as reported by The Wall Street Journal (or as otherwise reported by any newspaper or other source as the Committee may determine); or
(c)    if none of the foregoing is applicable to the valuation in question, by the Committee in good faith.
“Option” means an award of an option to purchase Shares pursuant to Section 4 of this Plan.
“Other Combination” for purposes of Section 11 means any (a) consolidation or merger in which the Company is a constituent entity and is not the surviving entity of such consolidation or merger or (b) any conversion of the Company into another form of entity; provided that such consolidation, merger or conversion does not constitute an Acquisition.
“Parent” of a specified entity means, any entity that, either directly or indirectly, owns or controls such specified entity, where for this purpose, “control” means the ownership of stock, securities or other interests that possess at least a majority of the voting power of such specified entity (including indirect ownership or control of such stock, securities or other interests).
“Participant” means a person who receives an Award under this Plan.
“Plan” means this 2020 Equity Incentive Plan, as amended from time to time.
“Purchase Price” means the price at which a Participant may purchase Restricted Stock pursuant to this Plan.
“Restricted Stock” means Shares purchased pursuant to a Restricted Stock Award under this Plan.
“Restricted Stock Award” means an award of Shares pursuant to Section 5 hereof.
“Restricted Stock Unit” or “RSU” means an award made pursuant to Section 6 hereof.
“Rule 701” means Rule 701 et seq. promulgated by the SEC under the Securities Act. “SEC” means the U.S. Securities and Exchange Commission.
“Section 25102(o)” means Section 25102(o) of the California Corporations Code. “Securities Act” means the U.S. Securities Act of 1933, as amended.
“Shares” means shares of the Company’s Common Stock, $0.001 par value per share, reserved for issuance under this Plan, as adjusted pursuant to Sections 2.2 and 11 hereof, and any successor security.
“Stock Appreciation Right” or “SAR” means an award granted pursuant to Section 7 hereof.
“Subsidiary” means any entity (other than the Company) in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain owns stock or other equity securities representing fifty percent (50%) or more of the total combined voting power of all classes of stock or other equity securities in one of the other entities in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. A Participant will not be deemed to have ceased to provide services while the Participant is on a bona fide leave of absence, if such leave was approved by the Company in writing. In the case of an approved leave of absence, the Committee may make such provisions respecting crediting of service, including suspension of vesting of the Award (including pursuant to a formal policy adopted from time to time by the Company) it may deem appropriate. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).
“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement for an Award.
“Vested Shares” means “Vested Shares” as defined in the Award Agreement for an Award.
* * * * * * * * * * *

OPTION GRANT NO. See Carta
NOTICE OF STOCK OPTION GRANT
TURO INC.
2020 EQUITY INCENTIVE PLAN
The Optionee named below (“Optionee”) has been granted an option (this “Option”) to purchase shares of Common Stock, $0.001 par value per share (the “Common Stock”), of Turo Inc., a Delaware corporation (the “Company”), pursuant to the Company’s 2020 Equity Incentive Plan (the “Plan”) on the terms, and subject to the conditions, described below and in the Stock Option Agreement attached hereto as Exhibit A, including its annexes (the “Stock Option Agreement”).

Optionee:	See Carta[1]

Maximum Number of Shares Subject to this Option (the “Shares”):	See Carta

Exercise Price Per Share:	See Carta

Date of Grant:	See Carta

Vesting Start Date:	See Carta

Exercise Schedule:	This Option will become exercisable during its term with respect to portions of the Shares in accordance with the Vesting Schedule set forth below.

Expiration Date:	The date ten (10) years after the Date of Grant set forth above, subject to earlier expiration in the event of Termination as provided in Section 3 of the Stock Option Agreement.

Tax Status of Option:	See Carta

Vesting Schedule: See Carta
General; Agreement: By their mutual acceptance of this Option, Optionee and the Company agree that this Option is granted under and governed by this Notice of Stock Option Grant (this “Grant Notice”) and by the provisions of the Plan and the Stock Option Agreement. The Plan and the Stock Option Agreement are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings given to them in the Plan or in the Stock Option Agreement, as applicable. By acceptance of this Option, Optionee acknowledges receipt, via welcome@carta.com, of a copy of this Grant Notice, the Plan and the Stock Option Agreement, represents that Optionee has carefully read and is familiar with their provisions, and hereby accepts the Option subject to all of their respective terms and conditions. Optionee acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition. Optionee agrees and acknowledges that the Vesting Schedule may change prospectively in the event that Optionee’s service status changes between full and part time status in accordance with Company policies relating to work schedules and vesting of equity awards.
1 All references to Carta shall be interpreted as the Equity Management Software currently in use by the Company.

Execution and Delivery: This Grant Notice may be executed and delivered electronically whether via the Company’s intranet or the Internet site of a third party or via email or any other means of electronic delivery specified by the Company. By Optionee’s acceptance hereof (whether written, electronic or otherwise), Optionee agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, Optionee accepts the electronic delivery of any documents that the Company (or any third party the Company may designate), may deliver in connection with this grant (including the Plan, this Grant Notice, the Stock Option Agreement, the information described in Rules 701(e)(2), (3), (4) and (5) under the Securities Act (the “701 Disclosures”), account statements, or other communications or information) whether via the Company’s intranet or the Internet site of such third party or via email or such other means of electronic delivery specified by the Company.
ATTACHMENT: Exhibit A – Stock Option Agreement

Exhibit A
Stock Option Agreement

EXHIBIT A
STOCK OPTION AGREEMENT
TURO INC.
2020 EQUITY INCENTIVE PLAN
This Stock Option Agreement (this “Agreement”) is made and entered into as of the date of grant (the “Date of Grant”) set forth on the Notice of Stock Option Grant attached as the facing page to this Agreement (the “Grant Notice”) by and between Turo Inc., a Delaware corporation (the “Company”), and the optionee named on the Grant Notice (“Optionee”). Capitalized terms not defined in this Agreement shall have the meaning ascribed to them in the Company’s 2020 Equity Incentive Plan (the “Plan”) or in the Grant Notice, as applicable.
1.    GRANT OF OPTION. The Company hereby grants to Optionee an option (this “Option”) to purchase up to the total number of shares of Common Stock of the Company, $0.001 par value per share (the “Common Stock”), set forth in the Grant Notice as the Shares (the “Shares”) at the Exercise Price Per Share set forth in the Grant Notice (the “Exercise Price”), subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan. If designated as an Incentive Stock Option in the Grant Notice, this Option is intended to qualify as an incentive stock option (the “ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), except that if on the Date of Grant Optionee is not subject to U.S. income tax, then this Option shall be a NQSO.
2.    EXERCISE PERIOD.
2.1    Exercise Period of Option. This Option is considered to be “vested” with respect to any particular Shares when this Option is exercisable with respect to such Shares. This Option will become vested during its term as to portions of the Shares in accordance with the Vesting Schedule set forth in the Grant Notice. Notwithstanding any provision in the Plan or this Agreement to the contrary, on or after Optionee’s Termination Date, this Option may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.
2.2    Vesting of Option Shares. Shares with respect to which this Option is vested and exercisable at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Vested Shares.” Shares with respect to which this Option is not vested and exercisable at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Unvested Shares.”
2.3    Expiration. The Option shall expire on the Expiration Date set forth in the Grant Notice or earlier as provided in Section 3 below.
3.    TERMINATION.
3.1    Termination for Any Reason Except Death, Disability or Cause. Except as provided in subsection 3.2 in a case in which Optionee dies within three (3) months after Optionee is Terminated other than for Cause, if Optionee is Terminated for any reason (other than Optionee’s death or Disability or for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option to the extent

(and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee no later than three (3) months after Optionee’s Termination Date (but in no event may this Option be exercised after the Expiration Date).
3.2    Termination Because of Death or Disability. If Optionee is Terminated because of Optionee’s death or Disability (or if Optionee dies within three (3) months of the date of Optionee’s Termination for any reason other than for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option, to the extent (and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee (or Optionee’s legal representative) no later than twelve (12) months after Optionee’s Termination Date, but in no event later than the Expiration Date. Any exercise of this Option beyond (i) three (3) months after the date Optionee ceases to be an employee when Optionee’s Termination is for any reason other than Optionee’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) twelve (12) months after the date Optionee ceases to be an employee when the termination is for Optionee’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.
3.3    Termination for Cause. If Optionee is Terminated for Cause, then Optionee may exercise this Option, but only with respect to any Shares that are Vested Shares on Optionee’s Termination Date, and this Option shall expire on Optionee’s Termination Date, or at such later time and on such conditions as may be affirmatively determined by the Committee. On and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.
3.4    No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee’s employment or other relationship at any time, with or without Cause.
4.    MANNER OF EXERCISE.
4.1    Stock Option Exercise Notice and Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee’s death or incapacity, Optionee’s executor, administrator, heir or legatee, as the case may be) must provide an electronic notice (via welcome@carta.com) or deliver to the Company an executed Stock Option Exercise Notice and Agreement in the form attached hereto as Annex A, or in such other form as may be approved by the Committee from time to time (the “Exercise Agreement”) and payment for the shares being purchased in accordance with this Agreement. The Exercise Agreement shall set forth, among other things, (i) Optionee’s election to exercise this Option, (ii) the number of Shares being purchased, (iii) any representations, warranties and agreements regarding Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws in connection with any exercise of this Option and (iv) any other agreements required by the Company. If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise this Option and such person shall be subject to all of the restrictions contained herein as if such person were Optionee.
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4.2    Limitations on Exercise. This Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.
4.3    Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check, Automated Clearing House (“ACH”) or wire transfer), or where permitted by law:
(a)    by cancellation of indebtedness of the Company owed to Optionee;
(b)    by surrender of shares of the Company that are free and clear of all security interests, pledges, liens, claims or encumbrances and: (i) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) that were obtained by Optionee in the public market;
(c)    by participating in a formal cashless exercise program implemented by the Committee in connection with the Plan;
(d)    provided that a public market for the Common Stock exists and subject to compliance with applicable law, by exercising as set forth below, through a “same day sale” commitment from Optionee and a broker-dealer whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or
(e)    by any combination of the foregoing or any other method of payment approved by the Committee that constitutes legal consideration for the issuance of Shares.
For avoidance of uncertainty: ACH transfers that have been received by the Company into its bank account designated via welcome@carta.com for receipt of such transfers shall be deemed to have been received for all purposes of this Option as of the date on which such transfers were initiated from the Optionee’s account and made irrevocable by Optionee.
4.4    Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Optionee must pay or provide for foreign, federal, state and local income tax, social insurance, payroll tax, fringe benefits tax, payment on account withholding and other tax-related items related to Optionee’s participation in the Plan and legally applicable to Optionee, including, as applicable, obligations of the Company (all the foregoing tax-related items, “Tax-Related Items”). If the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the number of Shares with a Fair Market Value equal to the amount of taxes required to be withheld; or to arrange a mandatory “sell to cover” on Optionee’s behalf (without further authorization); but in no event will the Company withhold Shares or “sell to cover” if such withholding would result in adverse accounting consequences to the Company. In case of stock withholding or a sell to cover, the Company shall issue the net number of Shares to Optionee by deducting the Shares retained from the Shares issuable upon exercise. The Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable statutory rates in Optionee’s country, including maximum applicable rates.
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4.5    Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares issuable upon a valid exercise of this Option registered in the name of Optionee, Optionee’s authorized assignee, or Optionee’s legal representative, and shall deliver electronic certificates via welcome@carta.com representing the Shares with the appropriate legends affixed thereto.
5.    COMPLIANCE WITH LAWS AND REGULATIONS. The Plan and this Agreement are intended to comply with Section 25102(o) and Rule 701. Any provision of this Agreement that is inconsistent with Section 25102(o) or Rule 701 shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 25102(o) and/or Rule 701. The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.
6.    NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to a testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor) or a revocable trust, or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e), and may be exercised during the lifetime of Optionee only by Optionee or in the event of Optionee’s incapacity, by Optionee’s legal representative. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.
7.    RESTRICTIONS ON TRANSFER.
7.1    Disposition of Shares. Optionee hereby agrees that Optionee shall make no disposition of any of the Shares (other than as permitted by this Agreement and the Company’s Bylaws (the “Bylaws”)) unless and until:
(a)    Optionee shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;
(b)    Optionee shall have complied with all requirements of this Agreement and the Bylaws applicable to the disposition of the Shares;
(c)    Optionee shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or under any applicable state securities laws or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) or applicable state securities laws have been taken; and
(d)    Optionee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the regulations promulgated under Section 25102(o), Rule 701 or under any other applicable securities laws or adversely affect the Company’s ability to rely on the exemption(s) from registration under the
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Securities Act or under any other applicable securities laws for the grant of the Option, the issuance of Shares thereunder or any other issuance of securities under the Plan.
7.2    Restriction on Transfer. Optionee shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the restrictions on transfer set forth in the Bylaws, if any, and the Company’s Right of First Refusal described below, except as permitted by this Agreement.
7.3    Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) the restrictions on transfer set forth in the Bylaws, if any, (ii) the Company’s Right of First Refusal granted hereunder and (iii) the market stand-off provisions of Section 8 below, to the same extent such Shares would be so subject if retained by Optionee.
8.    MARKET STANDOFF AGREEMENT. Optionee agrees that, subject to any early release provisions that apply pro rata to stockholders of the Company according to their holdings of Common Stock (determined on an as-converted into Common Stock basis), Optionee will not, for a period of up to one hundred eighty (180) days (plus up to an additional thirty five (35) days to the extent reasonably requested by the Company or such underwriter(s) to accommodate regulatory restrictions on the publication or other distribution of research reports or earnings releases by the Company, including NASD and NYSE rules) following the effective date of the registration statement filed with the SEC relating to the initial underwritten sale of Common Stock of the Company to the public under the Securities Act (the “IPO”), directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Common Stock or securities convertible into Common Stock, except for: (i) transfers of Shares permitted under Section 9.6 hereof so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this Section 8 as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this Section shall only apply to the IPO. The restricted period shall in any event terminate two (2) years after the closing date of the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Optionee further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this Section shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.
9.    COMPANY’S RIGHT OF FIRST REFUSAL. Subject to the restrictions on transfer set forth in the Bylaws, if any, before any Shares held by Optionee or any transferee of such Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Right of First Refusal”).
9.1    Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name and address of each proposed purchaser or other
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transferee (the “Proposed Transferee”); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (v) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Agreement.
9.2    Exercise of Right of First Refusal. At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.
9.3    Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) then the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Committee. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Committee, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.
9.4    Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.
9.5    Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within ninety (90) days after the date of the Notice, (ii) any such sale or other transfer is effected in compliance with all applicable securities laws, and (iii) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such ninety (90) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
9.6    Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Shares during Optionee’s lifetime by gift or on Optionee’s death by will or intestacy to any member(s) of Optionee’s “Immediate Family” (as defined below) or to a trust for the benefit of Optionee and/or member(s) of Optionee’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Shares in the hands of such transferee or other recipient; (ii) any transfer of Shares made pursuant to a statutory merger, statutory consolidation of the Company with or into another corporation or corporations or a conversion of the Company into another form of legal entity (except that the Right of First Refusal will continue to apply thereafter to such Shares, in which case the surviving corporation of
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such merger or consolidation or the resulting entity of such conversion shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation or conversion expressly otherwise provides); or (iii) any transfer of Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Optionee’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of Optionee or Optionee’s spouse, or the spouse of any of the above or Spousal Equivalent, as defined herein. As used herein, a person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not Optionee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither are married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.
9.7    Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares: (i) on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan); (ii) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act; or (iii) on any transfer or conversion of Shares made pursuant to a statutory conversion of the Company into another form of legal entity if the common equity (or comparable equity security) of entity resulting from such conversion is registered under the Exchange Act.
9.8    Encumbrances on Shares. Optionee may grant a lien or security interest in, or pledge, hypothecate or encumber Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not adversely affect or impair the Right of First Refusal or the rights of the Company and/or its assignee(s) with respect thereto and will not apply to such Shares after they are acquired by the Company and/or its assignees under this Section; and (ii) the provisions of this Agreement will continue to apply to such Shares in the hands of such party and any transferee of such party.
10.    RIGHTS AS A STOCKHOLDER. Optionee shall not have any of the rights of a stockholder with respect to any Shares unless and until such Shares are issued to Optionee. Subject to the terms and conditions of this Agreement, Optionee will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Optionee pursuant to, and in accordance with, the terms of the Exercise Agreement until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of First Refusal. Upon an exercise of the Right of First Refusal, Optionee will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.
11.    ESCROW. As security for Optionee’s faithful performance of this Agreement, Optionee agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares via
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welcome@carta.com to surrender such certificate(s) to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Optionee and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement and will not be liable for any act or omission taken by Escrow Holder in good faith reliance on such documents, the advice of counsel or a court order. The Shares will be released from escrow upon termination of the Right of First Refusal.
12.    RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
12.1    Legends. Optionee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Optionee and the Company, or any agreement between Optionee and any third party (and any other legend(s) that the Company may become obligated to place on the stock certificate(s) evidencing the Shares under the terms of any agreement to which the Company is or may become bound or obligated):
(a)    THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
(b)    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE RIGHT OF FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS, INCLUDING THE RIGHT OF FIRST REFUSAL, ARE BINDING ON TRANSFEREES OF THESE SHARES.
(c)    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF CERTAIN PUBLIC OFFERINGS OF
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THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.
12.2    Stop-Transfer Instructions. Optionee agrees that, to ensure compliance with the restrictions imposed by this Agreement and the Bylaws, if any, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
12.3    Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of the Bylaws or this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.
13.    CERTAIN TAX CONSEQUENCES. Set forth below is a brief summary as of the Effective Date of the Plan of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.
13.1    Exercise of ISO. If the Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.
13.2    Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is a current or former employee of the Company, the Company may be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.
13.3    Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.
(a)    Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.
(b)    Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.
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14.    GENERAL PROVISIONS.
14.1    Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.
14.2    Entire Agreement. The Plan, the Grant Notice and the Exercise Agreement are each incorporated herein by reference. This Agreement, the Grant Notice, the Plan and the Exercise Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior undertakings and agreements with respect to such subject matter.
15.    NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time an electronic confirmation of receipt is received, if delivery is by email; (iii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iv) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (v) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. Any notice for delivery outside the United States will be sent by email, facsimile or by express courier. Any notice not delivered personally or by email will be sent with postage and/or other charges prepaid and properly addressed to Optionee at the last known address or facsimile number on the books of the Company, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto or, in the case of the Company, to it at its principal place of business. Notices to the Company will be marked “Attention: Chief Financial Officer.” Notices by facsimile shall be machine verified as received.
16.    SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement including its rights to purchase Shares under the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee’s heirs, executors, administrators, legal representatives, successors and assigns.
17.    GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
18.    FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.
19.    TITLES AND HEADINGS. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement.
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Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.
20.    COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.
21.    SEVERABILITY. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.
* * * * *
Attachment: Annex A: Form of Stock Option Exercise Notice and Agreement
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ANNEX A
FORM OF STOCK OPTION EXERCISE NOTICE AND AGREEMENT

STOCK OPTION EXERCISE NOTICE AND AGREEMENT
TURO INC.
2020 EQUITY INCENTIVE PLAN
*NOTE: You must sign this Notice on Page 3 before submitting it to Turo Inc. (the “Company”).
OPTIONEE INFORMATION: Please provide the following information about yourself (“Optionee”):

Name:	See Carta[2]	Social Security Number:	See Carta

Address:	See Carta	Employee Number:	See Carta

		Email Address:	See Carta
OPTION INFORMATION: Please provide this information on the option being exercised (the “Option”):

Grant No. See Carta

Date of Grant: See Carta	Type of Stock Option:

Option Price per Share: See Carta	See Carta

Total number of shares of Common Stock of the Company subject to the Option: See Carta
EXERCISE INFORMATION:
Number of shares of Common Stock of the Company for which the Option is now being exercised See Carta. (These shares are referred to below as the “Purchased Shares.”)
Total Exercise Price Being Paid for the Purchased Shares: See Carta

Form of payment enclosed [check all that apply]:

☐	Check for $____________, payable to “Turo Inc.”

☐	Certificate(s) for ________________ shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

☐	Automated Clearing House (“ACH”) transfer in the amount of $___________.
AGREEMENTS, REPRESENTATIONS AND ACKNOWLEDGMENTS OF OPTIONEE: By execution of this Stock Option Exercise Notice and Agreement (whether written, electronic or otherwise, including via welcome@carta.com), Optionee hereby agrees with, and represents to, the Company as follows:
1.    Terms Governing. I acknowledge and agree with the Company that I am acquiring the Purchased Shares by exercise of this Option subject to all other terms and conditions of the Notice of Stock
2 All references to Carta shall be interpreted as the Equity Management Software currently in use by the Company.

Option Grant and the Stock Option Agreement that govern the Option, including without limitation the terms of the Company’s 2020 Equity Incentive Plan, as it may be amended (the “Plan”).
2.    Investment Intent; Securities Law Restrictions. I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption from such registration requirement and that the Purchased Shares must be held by me indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required. I acknowledge that the Company is under no obligation to register the Purchased Shares under the Securities Act or under any other securities law.
3.    Restrictions on Transfer: Rule 144. I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder (including Rule 144 under the Securities Act described below (“Rule 144”)) or of any other applicable securities laws. I am aware of Rule 144, which permits limited public resales of securities acquired in a non-public offering, subject to satisfaction of certain conditions, which include (without limitation) that: (a) certain current public information about the Company is available; (b) the resale occurs only after the holding period required by Rule 144 has been met; (c) the sale occurs through an unsolicited “broker’s transaction”; and (d) the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.
4.    Access to Information; Understanding of Risk in Investment. I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares. I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.
5.    Rights of First Refusal; Market Stand-off. I acknowledge that the Purchased Shares remain subject to the Company’s Right of First Refusal and the market stand-off covenants (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and the Stock Option Agreement that govern the Option.
6.    Restrictions on Transfer: Bylaws. I acknowledge that the Purchased Shares will be subject to the restrictions on transferability and resale set forth in the Company’s Bylaws, if any, as currently in effect.
7.    Form of Ownership. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership of the Purchased Shares that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that is not an eligible revocable trust, I also acknowledge that the transfer will be treated as a “disposition” for tax purposes.
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As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.
8.    Investigation of Tax Consequences. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.
9.    Other Tax Matters. I agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options (including the Option) are exempt from section 409A of the Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Common Stock at the time the option was granted by the Board. Since shares of the Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Board and/or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.
10.    Spouse Consent. I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.
11.    Tax Withholding. As a condition of exercising this Option, I agree to make adequate provision for foreign, federal, state or other tax withholding obligations, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of the Purchased Shares, whether by withholding, direct payment to the Company, or otherwise.
The undersigned hereby executes and delivers this Stock Option Exercise Notice and Agreement and agrees to be bound by its terms.
This Stock Option Exercise Notice and Agreement may be completed, executed and delivered electronically, whether via the Company’s intranet or the Internet site of Carta or another equity management software, or via any other means specified by the Company.

SIGNATURE:	DATE:

Optionee’s Name:
[Signature Page to Stock Option Exercise Notice and Agreement]
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EARLY EXERCISE FORM
OPTION GRANT NO. See Carta
NOTICE OF STOCK OPTION GRANT
TURO INC.
2020 EQUITY INCENTIVE PLAN
The Optionee named below (“Optionee”) has been granted an option (this “Option”) to purchase shares of Common Stock, $0.001 par value per share (the “Common Stock”), of Turo Inc., a Delaware corporation (the “Company”), pursuant to the Company’s 2020 Equity Incentive Plan (the “Plan”) on the terms, and subject to the conditions, described below and in the Stock Option Agreement attached hereto as Exhibit A, including its annexes (the “Stock Option Agreement”).

Optionee:	See Carta[3]

Maximum Number of Shares Subject to this Option (the “Shares”):	See Carta

Exercise Price Per Share:	See Carta

Date of Grant:	See Carta

Vesting Start Date:	See Carta

Exercise Schedule:	This Option is immediately exercisable for all of the Shares, subject to the terms of the Stock Option Agreement

Expiration Date:	The date ten (10) years after the Date of Grant set forth above, subject to earlier expiration in the event of Termination as provided in Section 3 of the Stock Option Agreement.

Tax Status of Option:	See Carta

Vesting Schedule:	See Carta
General; Agreement: By mutual acceptance of this Option, Optionee and the Company agree that this Option is granted under and governed by this Notice of Stock Option Grant (this “Grant Notice”) and by the provisions of the Plan and the Stock Option Agreement. The Plan and the Stock Option Agreement are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings given to them in the Plan or in the Stock Option Agreement, as applicable. By acceptance of this Option, Optionee acknowledges receipt, via welcome@carta.com, of a copy of this Grant Notice, the Plan and the Stock Option Agreement, represents that Optionee has carefully read and is familiar with their provisions, and hereby accepts the Option subject to all of their respective terms and conditions. Optionee acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition. Optionee agrees and acknowledges that the Vesting Schedule may change prospectively in
3 All references to Carta shall be interpreted as the Equity Management Software currently in use by the Company.

the event that Optionee’s service status changes between full and part time status in accordance with Company policies relating to work schedules and vesting of equity awards.
Execution and Delivery: This Grant Notice may be executed and delivered electronically whether via the Company’s intranet or the Internet site of a third party or via email or any other means of electronic delivery specified by the Company. By Optionee’s acceptance hereof (whether written, electronic or otherwise), Optionee agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, Optionee accepts the electronic delivery of any documents that the Company (or any third party the Company may designate), may deliver in connection with this grant (including the Plan, this Grant Notice, the Stock Option Agreement, the information described in Rules 701(e)(2), (3), (4) and (5) under the Securities Act (the “701 Disclosures”), account statements, or other communications or information) whether via the Company’s intranet or the Internet site of such third party or via email or such other means of electronic delivery specified by the Company.
ATTACHMENT:  Exhibit A – Stock Option Agreement

Exhibit A
Stock Option Agreement

EXHIBIT A
EARLY EXERCISE FORM
STOCK OPTION AGREEMENT
TURO INC.
2020 EQUITY INCENTIVE PLAN
This Stock Option Agreement (this “Agreement”) is made and entered into as of the date of grant (the “Date of Grant”) set forth on the Notice of Stock Option Grant attached as the facing page to this Agreement (the “Grant Notice”) by and between Turo Inc., a Delaware corporation (the “Company”), and the optionee named on the Grant Notice (“Optionee”). Capitalized terms not defined in this Agreement shall have the meaning ascribed to them in the Company’s 2020 Equity Incentive Plan (the “Plan”) or in the Grant Notice, as applicable.
1.    GRANT OF OPTION. The Company hereby grants to Optionee an option (this “Option”) to purchase up to the total number of shares of Common Stock of the Company, $0.001 par value per share (the “Common Stock”), set forth in the Grant Notice as the Shares (the “Shares”) at the Exercise Price Per Share set forth in the Grant Notice (the “Exercise Price”), subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan. If designated as an Incentive Stock Option in the Grant Notice, this Option is intended to qualify as an incentive stock option (the “ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), except that if on the Date of Grant Optionee is not subject to U.S. income tax, then this Option shall be a NQSO.
2.    EXERCISE PERIOD.
2.1    Exercise Period of Option. Subject to the conditions set forth in this Agreement, all or part of this Option may be exercised at any time after the Date of Grant. Shares purchased by exercising this Option may be subject to the Repurchase Option as set forth in Section 7 below. This Option will become vested during its term as to portions of the Shares in accordance with the Vesting Schedule set forth in the Grant Notice. Notwithstanding any provision in the Plan or this Agreement to the contrary, on or after Optionee’s Termination Date, this Option may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.
2.2    Vesting of Option Shares. Shares with respect to which this Option is vested at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Vested Shares.” Shares with respect to which this Option is not vested at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Unvested Shares.”
2.3    Expiration. The Option shall expire on the Expiration Date set forth in the Grant Notice or earlier as provided in Section 3 below.
3.    TERMINATION.
3.1    Termination for Any Reason Except Death, Disability or Cause. Except as provided in subsection 3.2 in a case in which Optionee dies within three (3) months after Optionee is Terminated other than for Cause, if Optionee is Terminated for any reason (other than Optionee’s death or Disability or for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option to the extent (and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee no later than three (3) months after Optionee’s Termination Date (but in no event may this Option be exercised after the Expiration Date).
3.2    Termination Because of Death or Disability. If Optionee is Terminated because of Optionee’s death or Disability (or if Optionee dies within three (3) months of the date of Optionee’s Termination for any reason other than for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option, to the extent (and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee (or Optionee’s legal representative) no later than twelve (12) months after Optionee’s Termination Date, but in no event later than the Expiration Date. Any exercise of this Option beyond (i) three (3) months after the date Optionee ceases to be an employee when Optionee’s Termination is for any reason other than Optionee’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) twelve (12) months after the date Optionee ceases to be an employee when the termination is for Optionee’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.
3.3    Termination for Cause. If Optionee is Terminated for Cause, then Optionee may exercise this Option, but only with respect to any Shares that are Vested Shares on Optionee’s Termination Date, and this Option shall expire on Optionee’s Termination Date, or at such later time and on such conditions as may be affirmatively determined by the Committee. On and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.
3.4    No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee’s employment or other relationship at any time, with or without Cause.
4.    MANNER OF EXERCISE.
4.1    Stock Option Exercise Notice and Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee’s death or incapacity, Optionee’s executor, administrator, heir or legatee, as the case may be) must provide an electronic notice (via welcome@carta.com) or deliver to the Company an executed Stock Option Exercise Notice and Agreement in the form attached hereto as Annex A, or in such other form as may be approved by the Committee from time to time (the “Exercise Agreement”) and payment for the shares being purchased in accordance with this Agreement. The Exercise Agreement shall set forth, among other things, (i) Optionee’s election to exercise this Option, (ii) the number of Shares being purchased, (iii) any representations, warranties and agreements regarding Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws in connection with any exercise of this Option and (iv) any other agreements required by the Company. If someone other than Optionee exercises this Option, then such person must submit documentation reasonably
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acceptable to the Company verifying that such person has the legal right to exercise this Option and such person shall be subject to all of the restrictions contained herein as if such person were Optionee.
4.2    Limitations on Exercise. This Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.
4.3    Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check, Automated Clearing House (“ACH”) or wire transfer), or where permitted by law:
(a)    by cancellation of indebtedness of the Company owed to Optionee;
(b)    by surrender of shares of the Company that are free and clear of all security interests, pledges, liens, claims or encumbrances and: (i) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) that were obtained by Optionee in the public market;
(c)    by participating in a formal cashless exercise program implemented by the Committee in connection with the Plan;
(d)    provided that a public market for the Common Stock exists, subject to compliance with applicable law, by exercising as set forth below, through a “same day sale” commitment from Optionee and a broker-dealer whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or
(e)    by any combination of the foregoing or any other method of payment approved by the Committee that constitutes legal consideration for the issuance of Shares.
For avoidance of uncertainty: ACH transfers that have been received by the Company into its bank account designated via welcome@carta.com for receipt of such transfers shall be deemed to have been received for all purposes of this Option as of the date on which such transfers were initiated from the Optionee’s account and made irrevocable by Optionee.
4.4    Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Optionee must pay or provide for foreign, federal, state and local income tax, social insurance, payroll tax, fringe benefits tax, payment on account withholding and other tax-related items related to Optionee’s participation in the Plan and legally applicable to Optionee, including, as applicable, obligations of the Company (all the foregoing tax-related items, “Tax-Related Items”). If the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the number of Shares with a Fair Market Value equal to the amount of taxes required to be withheld; or to arrange a mandatory “sell to cover” on Optionee’s behalf (without further authorization); but in no event will the Company withhold Shares or “sell to cover” if such withholding would result in adverse accounting consequences to the Company. In case of stock withholding or a sell to cover, the Company shall issue the net number of Shares to Optionee by deducting the Shares retained from the Shares issuable upon exercise. The Company may withhold or
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account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable statutory rates in Optionee’s country, including maximum applicable rates.
4.5    Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares issuable upon a valid exercise of this Option registered in the name of Optionee, Optionee’s authorized assignee, or Optionee’s legal representative, and shall deliver electronic certificates via welcome@carta.com representing the Shares with the appropriate legends affixed thereto.
5.    COMPLIANCE WITH LAWS AND REGULATIONS. The Plan and this Agreement are intended to comply with Section 25102(o) and Rule 701. Any provision of this Agreement that is inconsistent with Section 25102(o) or Rule 701 shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 25102(o) and/or Rule 701. The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.
6.    NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to a testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor) or a revocable trust, or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e), and may be exercised during the lifetime of Optionee only by Optionee or in the event of Optionee’s incapacity, by Optionee’s legal representative. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.
7.    COMPANY’S REPURCHASE OPTION FOR UNVESTED SHARES. If Optionee is Terminated for any reason, or no reason, including without limitation, Optionee’s death, Disability, voluntary resignation or termination by the Company with or without Cause and Optionee has acquired Unvested Shares by exercising this Option, then the Company and/or its assignee(s) shall have the option to repurchase all or a portion of Optionee’s Unvested Shares (as defined in Section 2.2 of this Agreement) as of the Termination Date on the terms and conditions set forth in this Section 7 (the “Repurchase Option”).
7.1    Termination and Termination Date. In case of any dispute as to whether Optionee is Terminated, the Committee shall have discretion to determine whether Optionee has been Terminated and the effective date of such Termination (the “Termination Date”).
7.2    Exercise of Repurchase Option. Subject to the foregoing provisions of this Section, at any time within ninety (90) days after Optionee’s Termination Date, the Company and/or its assignee(s), may elect to repurchase any or all of Optionee’s Unvested Shares by giving Optionee written notice of exercise of the Repurchase Option.
7.3    Calculation of Repurchase Price for Unvested Shares. The Company or its assignee shall have the option to repurchase from Optionee (or from Optionee’s personal representative as the case may be) the Unvested Shares at Optionee’s Exercise Price, as such may be proportionately
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adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan (the “Repurchase Price”).
7.4    Payment of Repurchase Price. The Repurchase Price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness owed by Optionee to the Company and/or such assignee, or by any combination thereof. The Repurchase Price shall be paid without interest within the term of the Repurchase Option as described in Section 7.2.
7.5    Right of Termination Unaffected. Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Optionee’s employment or other relationship with Company (or any Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without Cause.
8.    RESTRICTIONS ON TRANSFER.
8.1    Disposition of Shares. Optionee hereby agrees that Optionee shall make no disposition of any of the Shares (other than as permitted by this Agreement and the Company’s Bylaws (the “Bylaws”)) unless and until:
(a)    Optionee shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;
(b)    Optionee shall have complied with all requirements of this Agreement and the Bylaws applicable to the disposition of the Shares;
(c)    Optionee shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or under any applicable state securities laws or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) or applicable state securities laws have been taken; and
(d)    Optionee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the regulations promulgated under Section 25102(o), Rule 701 or under any other applicable securities laws or adversely affect the Company’s ability to rely on the exemption(s) from registration under the Securities Act or under any other applicable securities laws for the grant of the Option, the issuance of Shares thereunder or any other issuance of securities under the Plan.
8.2    Restriction on Transfer. Optionee shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the restrictions on transfer set forth in the Bylaws, if any, and the Company’s Repurchase Option or the Right of First Refusal described below, except as permitted by this Agreement.
8.3    Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such
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person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) the restrictions on transfer set forth in the Bylaws, if any, (ii) both the Company’s Repurchase Option and the Company’s Right of First Refusal granted hereunder and (iii) the market stand-off provisions of Section 8 below, to the same extent such Shares would be so subject if retained by Optionee.
9.    MARKET STANDOFF AGREEMENT. Optionee agrees that, subject to any early release provisions that apply pro rata to stockholders of the Company according to their holdings of Common Stock (determined on an as-converted into Common Stock basis), Optionee will not, for a period of up to one hundred eighty (180) days (plus up to an additional thirty five (35) days to the extent reasonably requested by the Company or such underwriter(s) to accommodate regulatory restrictions on the publication or other distribution of research reports or earnings releases by the Company, including NASD and NYSE rules) following the effective date of the registration statement filed with the SEC relating to the initial underwritten sale of Common Stock of the Company to the public under the Securities Act (the “IPO”), directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Common Stock or securities convertible into Common Stock, except for: (i) transfers of Shares permitted under Section 10.6 hereof so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this Section 9 as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this Section shall only apply to the IPO. The restricted period shall in any event terminate two (2) years after the closing date of the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Optionee further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this Section shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.
10.    COMPANY’S RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise transferred, or pledged by Optionee or made subject to a security interest, pledge or other lien without the Company’s prior written consent, which may be withheld in the Company’s sole and absolute discretion. Subject to the restrictions on transfer set forth in the Bylaws, if any, before any Vested Shares held by Optionee or any transferee of such Vested Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Vested Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Right of First Refusal”).
10.1    Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (v) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Agreement.
10.2    Exercise of Right of First Refusal. At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect
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to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.
10.3    Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) then the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Committee. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Committee, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.
10.4    Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.
10.5    Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within ninety (90) days after the date of the Notice, (ii) any such sale or other transfer is effected in compliance with all applicable securities laws, and (iii) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such ninety (90) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
10.6    Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Optionee’s lifetime by gift or on Optionee’s death by will or intestacy to any member(s) of Optionee’s “Immediate Family” (as defined below) or to a trust for the benefit of Optionee and/or member(s) of Optionee’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (ii) any transfer of Vested Shares made pursuant to a statutory merger, statutory consolidation of the Company with or into another corporation or corporations or a conversion of the Company into another form of legal entity (except that the Right of First Refusal will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation or the resulting entity of such conversion shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation or conversion expressly otherwise provides); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Optionee’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of Optionee or Optionee’s spouse, or the spouse of any of the above or Spousal Equivalent, as defined herein. As used herein, a person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether
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or not Optionee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither are married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.
10.7    Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares: (i) on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan); (ii) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act; or (iii) on any transfer or conversion of Shares made pursuant to a statutory conversion of the Company into another form of legal entity if the common equity (or comparable equity security) of entity resulting from such conversion is registered under the Exchange Act.
10.8    Encumbrances on Vested Shares. Optionee may grant a lien or security interest in, or pledge, hypothecate or encumber Vested Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not adversely affect or impair the Right of First Refusal or the rights of the Company and/or its assignee(s) with respect thereto and will not apply to such Vested Shares after they are acquired by the Company and/or its assignees under this Section; and (ii) the provisions of this Agreement will continue to apply to such Vested Shares in the hands of such party and any transferee of such party. Optionee may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares.
11.    RIGHTS AS A STOCKHOLDER. Optionee shall not have any of the rights of a stockholder with respect to any Shares unless and until such Shares are issued to Optionee. Subject to the terms and conditions of this Agreement, Optionee will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Optionee pursuant to, and in accordance with, the terms of the Exercise Agreement until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or the Right of First Refusal. Upon an exercise of the Repurchase Option or the Right of First Refusal, Optionee will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.
12.    ESCROW. As security for Optionee’s faithful performance of this Agreement, Optionee agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares via welcome@carta.com to surrender such certificate(s) to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Optionee and the Company agree that Escrow Holder will not be liable to
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any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement and will not be liable for any act or omission taken by Escrow Holder in good faith reliance on such documents, the advice of counsel or a court order. The Shares will be released from escrow upon termination of both the Repurchase Option and the Right of First Refusal.
13.    RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
13.1    Legends. Optionee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Optionee and the Company, or any agreement between Optionee and any third party (and any other legend(s) that the Company may become obligated to place on the stock certificate(s) evidencing the Shares under the terms of any agreement to which the Company is or may become bound or obligated):
(a)    THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
(b)    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE REPURCHASE OPTION AND RIGHT OF FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS, INCLUDING THE REPURCHASE OPTION AND RIGHT OF FIRST REFUSAL, ARE BINDING ON TRANSFEREES OF THESE SHARES.
(c)    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF CERTAIN PUBLIC OFFERINGS OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.
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13.2    Stop-Transfer Instructions. Optionee agrees that, to ensure compliance with the restrictions imposed by this Agreement and the Bylaws, if any, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
13.3    Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of the Bylaws or this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.
14.    CERTAIN TAX CONSEQUENCES. Set forth below is a brief summary as of the Effective Date of the Plan of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.
14.1    Exercise of ISO. If the Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.
14.2    Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is a current or former employee of the Company, the Company may be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.
14.3    Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.
(a)    Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal income tax purposes. If Vested Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. To the extent the Shares were exercised prior to vesting coincident with the filing of an 83(b) Election, the amount taxed because of a disqualifying disposition will be based upon the excess, if any, of the fair market value on the date of vesting over the exercise price.
(b)    Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.
14.4    Section 83(b) Election for Unvested Shares. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by Optionee with the Internal
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Revenue Service (and, if necessary, the proper state taxing authorities), within thirty (30) days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to Optionee, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares.
15.    GENERAL PROVISIONS.
15.1    Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.
15.2    Entire Agreement. The Plan, the Grant Notice and the Exercise Agreement are each incorporated herein by reference. This Agreement, the Grant Notice, the Plan and the Exercise Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior undertakings and agreements with respect to such subject matter.
16.    NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time an electronic confirmation of receipt is received, if delivery is by email; (iii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iv) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (v) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. Any notice for delivery outside the United States will be sent by email, facsimile or by express courier. Any notice not delivered personally or by email will be sent with postage and/or other charges prepaid and properly addressed to Optionee at the last known address or facsimile number on the books of the Company, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto or, in the case of the Company, to it at its principal place of business. Notices to the Company will be marked “Attention: Chief Financial Officer.” Notices by facsimile shall be machine verified as received.
17.    SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement including its rights to purchase Shares under both the Right of First Refusal and Repurchase Option. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee’s heirs, executors, administrators, legal representatives, successors and assigns.
18.    GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will
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be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
19.    FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.
20.    TITLES AND HEADINGS. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.
21.    COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.
22.    SEVERABILITY. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.
*  *  *  *  *
Attachments:
Annex A: Form of Stock Option Exercise Notice and Agreement
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ANNEX A
FORM OF STOCK OPTION EXERCISE NOTICE AND AGREEMENT

EARLY EXERCISE FORM
STOCK OPTION EXERCISE NOTICE AND AGREEMENT
TURO INC.
2020 EQUITY INCENTIVE PLAN
*NOTE: You must sign this Notice on Page 3 before submitting it to Turo Inc. (the “Company”).
OPTIONEE INFORMATION: Please provide the following information about yourself (“Optionee”):

Name:	See Carta[4]	Social Security Number:	See Carta

Address:	See Carta	Employee Number:	See Carta

		Email Address:	See Carta
OPTION INFORMATION: Please provide this information on the option being exercised (the “Option”):

Grant No. See Carta

Date of Grant: See Carta	Type of Stock Option:

Option Price per Share: See Carta	See Carta

Total number of shares of Common Stock of the Company subject to the Option: See Carta
EXERCISE INFORMATION:
Number of shares of Common Stock of the Company for which the Option is now being exercised See Carta. (These shares are referred to below as the “Purchased Shares.”)
Total Exercise Price Being Paid for the Purchased Shares: See Carta

Form of payment enclosed [check all that apply]:

☐	Check for $____________, payable to “Turo Inc.”

☐	Certificate(s) for ________________ shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

☐	Automated Clearing House (“ACH”) transfer in the amount of $___________.
4 All references to Carta shall be interpreted as the Equity Management Software currently in use by the Company.

AGREEMENTS, REPRESENTATIONS AND ACKNOWLEDGMENTS OF OPTIONEE: By execution of this Stock Option Exercise Notice and Agreement (whether written, electronic or otherwise, including via welcome@carta.com), Optionee hereby agrees with, and represents to, the Company as follows:
1.    Terms Governing. I acknowledge and agree with the Company that I am acquiring the Purchased Shares by exercise of this Option subject to all other terms and conditions of the Notice of Stock Option Grant and the Stock Option Agreement that govern the Option, including without limitation the terms of the Company’s 2020 Equity Incentive Plan, as it may be amended (the “Plan”).
2.    Investment Intent; Securities Law Restrictions. I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption from such registration requirement and that the Purchased Shares must be held by me indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required. I acknowledge that the Company is under no obligation to register the Purchased Shares under the Securities Act or under any other securities law.
3.    Restrictions on Transfer: Rule 144. I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder (including Rule 144 under the Securities Act described below (“Rule 144”)) or of any other applicable securities laws. I am aware of Rule 144, which permits limited public resales of securities acquired in a non-public offering, subject to satisfaction of certain conditions, which include (without limitation) that: (a) certain current public information about the Company is available; (b) the resale occurs only after the holding period required by Rule 144 has been met; (c) the sale occurs through an unsolicited “broker’s transaction;” and (d) the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.
4.    Access to Information; Understanding of Risk in Investment. I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares. I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.
5.    Rights of First Refusal; Repurchase Options; Market Stand-off. I acknowledge that the Purchased Shares remain subject to the Company’s Right of First Refusal, the Company’s Repurchase Option (with respect to unvested Purchased Shares) and the market stand-off covenants (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and the Stock Option Agreement that govern the Option
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6.    Restrictions on Transfer: Bylaws. I acknowledge that the Purchased Shares will be subject to the restrictions on transferability and resale set forth in the Company’s Bylaws, if any, as currently in effect.
7.    Form of Ownership. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership of the Purchased Shares that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that is not an eligible revocable trust, I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.
8.    Investigation of Tax Consequences. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.
9.    Other Tax Matters. I agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options (including the Option) are exempt from Section 409A of the Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Common Stock at the time the option was granted by the Board. Since shares of the Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Board and/or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.
10.    Spouse Consent. I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.
11.    Tax Withholding. As a condition of exercising this Option, I agree to make adequate provision for foreign, federal, state or other tax withholding obligations, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of the Purchased Shares, whether by withholding, direct payment to the Company, or otherwise.
IMPORTANT NOTE: UNVESTED PURCHASED SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY. PLEASE CONSULT WITH YOUR TAX ADVISER CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE WHICH MUST BE FILED WITHIN THIRTY (30) DAYS AFTER THE PURCHASE OF SHARES TO BE EFFECTIVE.
A form of Election under Section 83(b) is attached hereto as Exhibit 1 for reference. Unless an 83(b) election is timely filed with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the purchase price of the Unvested Purchased Shares and their fair market value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to you, measured by the excess, if any, of the Fair Market Value of the Unvested Purchased
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Shares at the time they cease to be Unvested Purchased Shares, over the purchase price of the Unvested Purchased Shares.
The undersigned hereby executes and delivers this Stock Option Exercise Notice and Agreement and agrees to be bound by its terms.
This Stock Option Exercise Notice and Agreement may be completed, executed and delivered electronically, whether via the Company’s intranet or the Internet site of Carta or another equity management software, or via any other means specified by the Company.

SIGNATURE:	DATE:

Optionee’s Name:
Attachments:
Exhibit 1 – Section 83(b) Election Form
[Signature Page to Stock Option Exercise Notice and Agreement]
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EXHIBIT 1
SECTION 83(b) ELECTION

ELECTION UNDER SECTION 83(B) OF THE
INTERNAL REVENUE CODE
The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of: (1) regular gross income; (2) alternative minimum taxable income; or (3) disqualifying disposition gross income, as the case may be.

1.	TAXPAYER’S NAME:

TAXPAYER’S ADDRESS:

SOCIAL SECURITY NUMBER:
2.    The property with respect to which the election is made is described as follows: _______ shares of Common Stock, par value $0.001 per share, of Turo Inc., a Delaware corporation (the “Company”), which were transferred upon exercise of an option by the Company, which is Taxpayer’s employer or the corporation for whom Taxpayer performs services.
3.    The date on which the shares were transferred was pursuant to the exercise of the option was ____________________, _____ and this election is made for calendar year ____.
4.    The shares received upon exercise of the option are subject to the following restrictions: The Company may repurchase all or a portion of the shares at Taxpayer’s original purchase price per share, under certain conditions at the time of Taxpayer’s termination of employment or services.
5.    The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $_____ per share x _______ shares = $_______ at the time of exercise of the option.
6.    The amount paid for such shares upon exercise of the option was $____ per share x ________ shares = $________.
7.    Taxpayer has submitted a copy of this statement to the Company.
8.    The amount to include in gross income is $______________. [The result of the amount reported in Item 5 minus the amount reported in Item 6.]
THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (“IRS”), AT THE OFFICE WHERE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH TAXPAYER’S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:
Taxpayer’s Signature

Neither this document, nor any stock option agreement connected with it, is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the UK Sub-Plan to the Turo Inc. 2020 Equity Incentive Plan (the “Sub-Plan”). The Sub-Plan is exclusively available to bona fide UK employees and former employees of Turo Inc. or any of its subsidiaries.
UK SUB-PLAN TO THE
TURO INC.
2020 EQUITY INCENTIVE PLAN
Additional terms and conditions for Options received by Participants who are tax residents of the UK, pursuant to section 4 of the Turo Inc. 2020 Equity Incentive Plan (the “Plan”).
1.    The purpose of this Sub-Plan is to provide incentives for UK Participants (as defined below) through the grant of options covering shares of Common Stock of Turo Inc. (the “Company”).
2.    This Sub-Plan shall apply to all UK Participants. In the event that a Participant becomes a UK Participant subsequent to the grant of an Option under the Plan, then such Option shall immediately and automatically be amended in a manner consistent with this Sub-Plan unless otherwise determined by the Committee.
3.    Capitalized terms used but not otherwise defined in this Sub-Plan shall have the meanings provided in the Plan, subject to the provisions of this Sub-Plan.
4.    References to Incentive Stock Options and Non-qualified Stock Options shall not apply to Options granted under the Sub-Plan, provided, however, that if any UK Participant relocates to or becomes a taxpayer of the U.S., then such references shall apply to any such individual’s outstanding Options.
5.    The Options granted under this Sub-Plan shall be designated as Non-tax advantaged Options.
6.    This Sub-Plan is governed by the Plan and all its provisions shall be identical to those of the Plan SAVE THAT (i) “Sub-Plan” shall be substituted for “Plan” where applicable and (ii) the following provisions shall be as stated in this Sub-Plan in order to accommodate the specific requirements of the laws of England and Wales:
7.    SECTION 3.1 Eligibility.
Section 3.1 shall be amended to read as follows:
“Only Employees shall be eligible for the grant of Options or the direct award or sale of Shares.”
8.    SECTION 8.2 Withholding Taxes.
The words “tax liability,” “tax withholding requirements,” and “Tax-Related Obligations” shall be generally understood to include any sums due pursuant to any Option Tax Liability and (if applicable) Secondary NIC Liability.

9.    SECTION 9.1 Transferability.
Section 9.1 shall be amended to read as follows:
“Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than on the UK Participant’s death to the UK Participant’s Personal Representative, and may be exercised during the lifetime of the UK Participant, only by the UK Participant.”
10.    SECTION 12. Administration.
A new section 12.6 shall be added as follows:
“No term of the Plan or any Award Agreement shall be construed so as to require the Company or the Committee to grant, or alter the terms of, any Option to a UK Participant so as to confer any “tax-advantaged” status on that Option for United Kingdom tax purposes.”
A new section 12.7 shall be added as follows:
“The Committee may provide any additional or replacement terms in an Award Agreement for UK Participants; including, without limitation, that the grant, satisfaction or the exercise of an Option (or any portion thereof) or the purchase of Shares, is conditioned upon the UK Participant’s making or refraining from making a Section 431 Election and/or a Joint Election with respect to the Shares acquired pursuant to the grant, satisfaction or exercise of such Option or otherwise. If a UK Participant makes a Section 431 Election in respect of any Shares so acquired, such election shall be made no later than fourteen (14) days from the date of acquisition of the Shares.”
11.    SECTION 14. Definitions.
The following definitions shall be amended to read:
“Plan” means this UK Sub-Plan to the 2020 Equity Incentive Plan.
The following definitions shall be added:
“HMRC” means HM Revenue & Customs.
“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.
“Joint Election” means an election (in such terms and such form as provided in paragraphs 3A and 3B of Schedule 1 to the Social Security Contributions and Benefits Act 1992), which has been approved by HMRC for the transfer of the whole of or any liability of the Secondary Contributor for any Secondary NIC Liability.
“Non-tax advantaged Option” shall mean an Option over Shares that is neither an option granted pursuant to a CSOP scheme under Schedule 4 ITEPA nor an enterprise management incentive (EMI) option which meets the requirements of Schedule 5 ITEPA.
“Option Tax Liability” shall mean any liability or obligation of the Company and/or any Subsidiary, including the UK Subsidiary to account (or pay) for income tax (under the United
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Kingdom withholding system of PAYE (pay as you earn)) or any other taxation provisions and primary class 1 National Insurance Contributions in the United Kingdom to the extent arising from the grant, exercise, assignment, release, cancellation or any other disposal of an Option or arising out of the acquisition, retention and disposal of the Shares acquired under this Plan.
“Personal Representative” shall mean the personal representative(s) of a UK Participant (being either the executors of his will or if he dies intestate the duly appointed administrator(s) of his estate) who have provided to the Committee evidence of their appointment as such.
“Secondary Contributor” shall mean a person or company who has a liability to account (or pay) the Secondary NIC Liability to HMRC.
“Secondary NIC Liability” shall mean any liability to employer’s Class 1 National Insurance Contributions to the extent arising from the grant, exercise, release or cancellation of an Option or arising out of the acquisition, retention and/or disposal of the Shares acquired pursuant to an Option.
“Section 431 Election” shall mean an election made under section 431 of ITEPA.
“UK Participant” means a Participant resident in the United Kingdom for United Kingdom tax purposes, or otherwise within the scope of United Kingdom taxation on employment income as a result of duties performed in the United Kingdom.
“UK Subsidiary” shall mean a Subsidiary which is incorporated in the UK.
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TURO, INC.
2022 RESTRICTED STOCK UNIT AWARD SUB-PLAN
FOR FRENCH PARTICIPANTS
(in relation to the Turo, Inc. 2020 Equity Incentive Plan, a plan approved by shareholder vote of on 8 December 2020)
INTRODUCTORY SECTION
Pursuant to a shareholder approval dated 8 December 2020, the board of directors (the “Board”) of Turo, Inc. (the “Company”) has adopted the Turo, Inc. 2020 Equity Incentive Plan, as may be amended and restated from time to time (the “Plan”) for the benefit of certain employees of the Company and any Parent or Subsidiaries of the Company, including its French subsidiary.
Section 12.1(m) of the Plan authorizes the Board to adopt sub-plans relating to the operation and administration of the Plan to accommodate or facilitate requirements of local law and procedures outside of the United States.
The Board has determined that it is necessary and desirable to establish a sub-plan for the purpose of permitting Restricted Stock Units (“RSUs”) granted to Employees of the Company or its Subsidiaries to qualify for the special tax and social security treatment in France (“French Sub-Plan”).
The Board has therefore established a French Sub-Plan for the purpose of granting RSUs that qualify for the specific tax and social security treatment in France applicable to free share awards under article L 225-197-1 to L 225-197-5 of the French Commercial Code, as amended (“French-Qualified RSUs”) to Employees who are French tax resident and/or subject to the French mandatory social security contribution regime (“French Participants”).
For the avoidance of doubt, under the French Sub-Plan, the qualifying French Participants will be granted only French-Qualified RSUs. The provisions of the Plan relating to Options (as defined pursuant to section 4 of the Plan), Restricted Stock (as defined pursuant to section 5 of the Plan), Stock Appreciation Rights (as defined pursuant to section 7 of the Plan) or any other types of Awards are not applicable to grants made under this French Sub-Plan.
Given that the date of the shareholder approval of the Plan was 8 December 2020, the French tax regime for the acquisition gain will be the one for RSUs authorized by a decision of the shareholders' meeting after 31st December 2017. The effective grant date of the RSUs will not affect the tax regime for the acquisition gain.
The terms of the Plan including Restricted Stock Unit Grant Notice – France and Restricted Stock Unit Award Agreement - France applicable to RSUs will, subject to the modifications in the following terms and conditions, be incorporated to this document and constitute part of the French Sub-Plan. For ease of reference, the numbering of the sections under this French Sub-Plan follows the numbering of the Plan.
This French Sub-Plan consists exclusively in the grant of RSUs.
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2.    DEFINITIONS AND CONSTRUCTION.
Capitalized terms not defined herein will have the same meanings as set forth in the Plan. The following definitions are added/amended as follows for the purpose of the French Sub-Plan:

Term	Replacement / added term in French Sub-Plan

Award	a French-Qualified Restricted Stock Unit

Date of Grant	means the date upon which the RSUs are granted to the Participants.

Delivery Date	Means the date upon which French Participants receives the shares underlying the RSUs. Such Delivery Date may not be earlier than 12 months after the date of Grant.

Disability	total and permanent disability as defined by French law under categories 2 and 3 of article L 341-4 of the French Social Security Code, as amended.

Employee	means any person qualified as an employee under French labor law (including an officer or a director who also holds an employment agreement) of the Company or one of its Subsidiaries

French Participant or Participant	means any eligible Employee who has been granted one or more RSUs under this Sub-Plan.

RSU	restricted stock units granted under this French Sub-Plan. They are granted for no consideration and shall be settled only in Shares.

Subsidiary	is an affiliated company which at least 10% of the capital or of the voting rights are held by the Company.

2.    SHARES SUBJECT TO PLAN
2.1    Number of Shares Available
Subject to adjustment under Section 2.2 and 11 of the Plan and the terms of this Section 2, Awards may be made under the Plan in an aggregate amount up to 19,509,780 Shares and shall consist of authorized but unissued or reacquired Shares or any combination thereof.
Notwithstanding any contrary provision in the Plan, the aggregate number of Shares underlying the RSUs will not exceed 10% of the Company’s share capital.
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2.2    Adjustments of Shares relating to French Participants
In the event of an adjustment under Section 2.2 of the Plan, an adjustment in relation to an Acquisition or Other Combination under Section 11.1 of the Plan, or other adjustments, the RSUs may no longer qualify as French-Qualified RSUs unless the adjustments are recognized under applicable French legal and tax rules. The Board or the Committee, at its discretion, may make adjustments to the RSUs, notwithstanding that such adjustments are not recognized under French law and that the RSUs may no longer qualify as French-Qualified RSUs for French tax purposes.
3.    PLAN FOR BENEFIT OF SERVICE PROVIDERS
3.1.    Eligibility
Awards may be granted only to Employees, as defined under this Sub-Plan.
Awards may not be granted to French Participants who own more than 10% of the Company’s share capital at the Date of Grant. Grants of Awards under this French Sub-Plan may not result in any French Participant owning more than 10% of the Company’s share capital.
6.    RESTRICTED STOCK UNITS
6.1    Awards of Restricted Stock Units
To be compliant for French tax purposes, the delivery period and the holding period in relation to Awards must satisfy the following rules:
-    Delivery minimum period: one year between the grant and the delivery of the shares underlying the RSUs (except in case of death);
-    Minimum holding period of the shares received upon delivery of theshares:
o    if the delivery period lasts two years or more: no holding period is required;
o    if the delivery period lasts less than two years: the shares underlying the RSUs cannot be sold before the 2nd anniversary of the date of grant of the RSUs except in case of death or Disability.
In practice, this means that the shares corresponding to the RSUs of French participants cannot be sold before the second anniversary of the grant, even if a liquidity event (such as an IPO) occurs before that anniversary.
6.2    Form and Timing of Settlement
As far as French Participants are concerned, the RSUs can only be settled in Shares and not in cash.
6.3    Dividend Equivalent Payments
Participants shall have no voting rights with respect to Shares represented by RSUs until the issuance of such Shares to them (as evidenced by the appropriate entry on the books of the Company or of duly authorised transfer agent of the Company). Participants shall have no rights to dividends until effective issuance of the Shares to them.
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13.    EFFECTIVENESS, AMENDMENT AND TERMINATION
13.3    Amendment of the French Sub-Plan
The Board or the Committee may at any time amend the French Sub-Plan provided that no such amendment shall adversely affect the rights of any Participant, without such Participant’s consent and provided that such amendments are not inconsistent with French Laws.
15.    MISCELLANEOUS
15.1    Interpretation
The RSUs granted under this French Sub-Plan are intended to qualify for the specific tax and social security treatment applicable to RSUs granted under articles L. 225-197-1 to L. 225-197-5 and L. 22-10-59 and L. 22.10.60 of the French Commercial Code, as amended, and in accordance with the relevant provisions set forth by French tax and social security laws and the corresponding French administrative guidelines (“French Laws”), but the Company does not undertake to maintain this status. The terms of this French Sub-Plan shall be interpreted accordingly and in accordance with the relevant provisions set forth by French tax and social security laws and relevant administrative guidelines and subject to the fulfilment of legal, tax, and reporting obligations, to the extent applicable. In the event of any conflict between the provisions of this French Sub-Plan and the Plan, the provisions of this French Sub-Plan shall prevail.
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OPTION GRANT NO. See Carta
GLOBAL NOTICE OF STOCK OPTION GRANT
TURO INC.
2020 EQUITY INCENTIVE PLAN
The Optionee named below (“Optionee”) has been granted an option (this “Option”) to purchase shares of Common Stock, USD 0.001 par value per share (the “Common Stock”), of Turo Inc., a Delaware corporation (the “Company”), pursuant to the Company’s 2020 Equity Incentive Plan (the “Plan”) on the terms, and subject to the conditions, described below and in the Stock Option Agreement attached hereto as Exhibit A, including its annexes (in the case of Annex B, to the extent applicable to Optionee from time to time, as determined by the Company in its sole discretion)(the “Stock Option Agreement”).

Optionee:	See Carta[5]

Maximum Number of Shares Subject to this Option (the “Shares”):	See Carta

Exercise Price Per Share:	See Carta

Date of Grant:	See Carta

Vesting Start Date:	See Carta

Exercise Schedule:	This Option will become exercisable during its term with respect to portions of the Shares in accordance with the Vesting Schedule set forth below.

Expiration Date:	The date ten (10) years after the Date of Grant set forth above, subject to earlier expiration in the event of Termination as provided in Section 3 of the Stock Option Agreement.

U.S. Tax Status of Option:	See Carta

Vesting Schedule: See Carta
General; Agreement: By their mutual acceptance of this Option, Optionee and the Company agree that this Option is granted under and governed by this Global Notice of Stock Option Grant (this “Grant Notice”) and by the provisions of the Plan and the Stock Option Agreement. The Plan and the Stock Option Agreement are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings given to them in the Plan or in the Stock Option Agreement, as applicable. By acceptance of this Option, Optionee acknowledges receipt, via welcome@carta.com, of a copy of this Grant Notice, the Plan and the Stock Option Agreement, represents that Optionee has carefully read and is familiar with their provisions, and hereby accepts the Option subject to all of their respective terms and conditions. Non-U.S. taxpayers should consult with their own tax advisor generally about the taxation of the Option. The Option grant shall be subject to any additional or replacement terms and conditions set forth in Annex B attached to the Stock Option Agreement, which is attached to and made a part of this Notice. Optionee acknowledges that there may be adverse tax consequences upon grant or exercise of the
5 All references to Carta shall be interpreted as the Equity Management Software currently in use by the Company.
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Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition. Optionee agrees and acknowledges that the Vesting Schedule may change prospectively in the event that Optionee’s service status changes between full and part time status in accordance with Company policies relating to work schedules and vesting of equity awards.
Execution and Delivery: This Grant Notice may be executed and delivered electronically whether via the Company’s intranet or the Internet site of a third party or via email or any other means of electronic delivery specified by the Company. By Optionee’s acceptance hereof (whether written, electronic or otherwise), Optionee agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, Optionee accepts the electronic delivery of any documents that the Company (or any third party the Company may designate), may deliver in connection with this grant (including the Plan, this Grant Notice, the Stock Option Agreement, the information described in Rules 701(e)(2), (3), (4) and (5) under the Securities Act (the “701 Disclosures”), account statements, or other communications or information) whether via the Company’s intranet or the Internet site of such third party or via email or such other means of electronic delivery specified by the Company.
ATTACHMENT: Exhibit A – Global Stock Option Agreement
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Exhibit A
Global Stock Option Agreement

EXHIBIT A
GLOBAL STOCK OPTION AGREEMENT
TURO INC.
2020 EQUITY INCENTIVE PLAN
This Global Stock Option Agreement (this “Agreement”) is made and entered into as of the date of grant (the “Date of Grant”) set forth on the Global Notice of Stock Option Grant attached as the facing page to this Agreement (the “Grant Notice”) by and between Turo Inc., a Delaware corporation (the “Company”), and the optionee named on the Grant Notice (“Optionee”). Capitalized terms not defined in this Agreement shall have the meaning ascribed to them in the Company’s 2020 Equity Incentive Plan (the “Plan”) or in the Grant Notice, as applicable. This Agreement shall be subject to any additional or replacement terms and conditions set forth in Annex B, to the extent applicable to Optionee from time to time.
1.    GRANT OF OPTION. The Company hereby grants to Optionee an option (this “Option”) to purchase up to the total number of shares of Common Stock of the Company, USD 0.001 par value per share (the “Common Stock”), set forth in the Grant Notice as the Shares (the “Shares”) at the Exercise Price Per Share set forth in the Grant Notice (the “Exercise Price”), subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan. If designated as an Incentive Stock Option for U.S. tax purposes in the Grant Notice, this Option is intended to qualify as an incentive stock option (the “ISO”) within the meaning of Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), except that if on the Date of Grant Optionee is not subject to U.S. income tax, then this Option shall be a NQSO.
2.    EXERCISE PERIOD.
2.1    Exercise Period of Option. This Option is considered to be “vested” with respect to any particular Shares when this Option is exercisable with respect to such Shares. This Option will become vested during its term as to portions of the Shares in accordance with the Vesting Schedule set forth in the Grant Notice. Notwithstanding any provision in the Plan or this Agreement to the contrary, on or after Optionee’s Termination Date, this Option may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.
2.2    Vesting of Option Shares. Shares with respect to which this Option is vested and exercisable at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Vested Shares.” Shares with respect to which this Option is not vested and exercisable at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Unvested Shares.”
2.3    Expiration. The Option shall expire on the Expiration Date set forth in the Grant Notice or earlier as provided in Section 3 below.
3.    TERMINATION.
3.1    Termination for Any Reason Except Death, Disability or Cause. Except as provided in subsection 3.2 in a case in which Optionee dies within three (3) months after Optionee is Terminated other than for Cause, if Optionee is Terminated for any reason (other than Optionee’s death or Disability or for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option to the extent (and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee no later than three (3) months after Optionee’s Termination Date (but in no event may this Option be exercised after the Expiration Date).
3.2    Termination Because of Death or Disability. If Optionee is Terminated because of Optionee’s death or Disability (or if Optionee dies within three (3) months of the date of Optionee’s Termination for any reason other than for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option, to the extent (and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee (or Optionee’s legal representative) no later than twelve (12) months after Optionee’s Termination Date, but in no event later than the Expiration Date. Any exercise of this Option beyond (i) three (3) months after the date Optionee ceases to be an employee when Optionee’s Termination is for any reason other than Optionee’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) twelve (12) months after the date Optionee ceases to be an employee when the termination is for Optionee’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.
3.3    Termination for Cause. If Optionee is Terminated for Cause, then Optionee may exercise this Option, but only with respect to any Shares that are Vested Shares on Optionee’s Termination Date, and this Option shall expire on Optionee’s Termination Date, or at such later time and on such conditions as may be affirmatively determined by the Committee. On and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.
3.4    No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee’s employment or other relationship at any time, with or without Cause.
4.    MANNER OF EXERCISE.
4.1    Stock Option Exercise Notice and Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee’s death or incapacity, Optionee’s executor, administrator, heir or legatee, as the case may be) must provide an electronic notice (via welcome@carta.com) or deliver to the Company an executed Stock Option Exercise Notice and Agreement in the form attached hereto as Annex A, or in such other form as may be approved by the Committee from time to time (the “Exercise Agreement”) and payment for the shares being purchased in accordance with this Agreement. The Exercise Agreement shall set forth, among other things, (i) Optionee’s election to exercise this Option, (ii) the number of Shares being purchased, (iii) any representations, warranties and agreements regarding Optionee’s investment intent and access to information as may be required by the Company to comply with applicable laws in connection with any exercise of this Option and (iv) any other agreements required by the Company. If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the
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Company verifying that such person has the legal right to exercise this Option and such person shall be subject to all of the restrictions contained herein as if such person were Optionee.
4.2    Limitations on Exercise. This Option may not be exercised unless such exercise is in compliance with all applicable foreign, federal, and state laws, as they are in effect on the date of exercise.
4.3    Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check, Automated Clearing House (“ACH”) or wire transfer)(in any case, in U.S. dollars), or where permitted by law:
(a)    by cancellation of indebtedness of the Company owed to Optionee;
(b)    by surrender of shares of the Company that are free and clear of all security interests, pledges, liens, claims or encumbrances and: (i) for which the Company has received “full payment of the purchase price” within the meaning of U.S. Securities and Exchange Commission (“SEC”) Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) that were obtained by Optionee in the public market;
(c)    by participating in a formal cashless exercise program implemented by the Committee in connection with the Plan;
(d)    provided that a public market for the Common Stock exists and subject to compliance with applicable law, by exercising as set forth below, through a “same day sale” commitment from Optionee and a broker-dealer whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or
(e)    by any combination of the foregoing or any other method of payment approved by the Committee that constitutes legal consideration for the issuance of Shares.
For avoidance of uncertainty: ACH transfers that have been received by the Company into its bank account designated via welcome@carta.com for receipt of such transfers shall be deemed to have been received for all purposes of this Option as of the date on which such transfers were initiated from the Optionee’s account and made irrevocable by Optionee.
4.4    Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Optionee must pay or make adequate provision for all applicable foreign, federal, state and local income tax, social insurance, payroll tax, fringe benefits tax, payment on account withholding and other tax-related items related to the Option and Optionee’s participation in the Plan and legally applicable to Optionee, including, as applicable, obligations of the Company, or, if different, Optionee’s employer (the “Employer”)(all the foregoing tax-related items, “Tax-Related Items”). If the Committee permits, and if permitted under applicable law, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the number of Shares with a Fair Market Value equal to the amount of taxes required to be withheld; or to arrange a mandatory “sell to cover” on Optionee’s behalf (without further authorization); but in no event will the Company withhold Shares or “sell to cover” if such withholding would result in adverse accounting consequences to the Company. In case of stock withholding or a sell to cover, the Company shall issue the net number of Shares to Optionee by
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deducting the Shares retained from the Shares issuable upon exercise. The Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable statutory rates in Optionee’s country, including maximum applicable rates.
4.5    Issuance of Shares. Provided that the Exercise Agreement and payment or provision for Tax-Related Items are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares issuable upon a valid exercise of this Option registered in the name of Optionee, Optionee’s authorized assignee, or Optionee’s legal representative, and shall deliver electronic certificates via welcome@carta.com representing the Shares with the appropriate legends affixed thereto.
5.    COMPLIANCE WITH LAWS AND REGULATIONS.
5.1    General. The Plan and this Agreement are intended to comply with Section 25102(o) and Rule 701. Any provision of this Agreement that is inconsistent with Section 25102(o) or Rule 701 shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 25102(o) and/or Rule 701. The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of foreign, federal, and state laws and with all applicable requirements of any stock exchange on which the Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.
5.2    Non-U.S. Optionees. If Optionee’s country of residence is other than the United States, Optionee makes the following additional representations, warranties and agreements:
(a)    Optionee is not a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act. The offer and sale of the Shares to such Optionee was made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made in the United States, and the Optionee is not acquiring the Shares for the account or benefit of any U.S. Person;
(b)    Optionee will not, during the one-year restriction period applicable to the Shares included in the legend set forth in Section 12.3(b) below (the “Restricted Period”) and on any certificate representing the Shares, offer or sell any of the foregoing securities (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S; and
(c)    Optionee will, after the expiration of the applicable Restricted Period, offer, sell, pledge or otherwise transfer the Shares (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or any available exemption therefrom and, in any case, in accordance with applicable state securities laws.
(d)    Optionee acknowledges and agrees that the Company shall not register the transfer of the Shares in violation of this Agreement, the Plan or any of the restrictions set forth herein or therein.
6.    NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by operation of law, and, with respect to NQSOs, by instrument to a testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor
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(settlor) or a revocable trust, or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e), and may be exercised during the lifetime of Optionee only by Optionee or in the event of Optionee’s incapacity, by Optionee’s legal representative. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.
7.    RESTRICTIONS ON TRANSFER.
7.1    Disposition of Shares. Optionee hereby agrees that Optionee shall make no disposition of any of the Shares (other than as permitted by this Agreement and the Company’s Bylaws (the “Bylaws”)) unless and until:
(a)    Optionee shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;
(b)    Optionee shall have complied with all requirements of this Agreement and the Bylaws applicable to the disposition of the Shares;
(c)    Optionee shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or under any applicable laws or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) or applicable laws have been taken; and
(d)    Optionee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the regulations promulgated under Section 25102(o), Rule 701 or under any other applicable securities laws or adversely affect the Company’s ability to rely on the exemption(s) from registration under the Securities Act or under any other applicable laws for the grant of the Option, the issuance of Shares thereunder or any other issuance of securities under the Plan.
7.2    Restriction on Transfer. Optionee shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the restrictions on transfer set forth in the Bylaws, if any, and the Company’s Right of First Refusal described below, except as permitted by this Agreement.
7.3    Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) the restrictions on transfer set forth in the Bylaws, if any, (ii) the Company’s Right of First Refusal granted hereunder and (iii) the market stand-off provisions of Section 8 below, to the same extent such Shares would be so subject if retained by Optionee.
8.    MARKET STANDOFF AGREEMENT. Optionee agrees that, subject to any early release provisions that apply pro rata to stockholders of the Company according to their holdings of Common Stock (determined on an as-converted into Common Stock basis), Optionee will not, for a period of up to one hundred eighty (180) days (plus up to an additional thirty five (35) days to the extent reasonably requested by the Company or such underwriter(s) to accommodate regulatory restrictions on
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the publication or other distribution of research reports or earnings releases by the Company, including NASD and NYSE rules) following the effective date of the registration statement filed with the SEC relating to the initial underwritten sale of Common Stock of the Company to the public under the Securities Act (the “IPO”), directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Common Stock or securities convertible into Common Stock, except for: (i) transfers of Shares permitted under Section 9.6 hereof so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this Section 8 as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this Section shall only apply to the IPO. The restricted period shall in any event terminate two (2) years after the closing date of the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Optionee further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this Section shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.
9.    COMPANY’S RIGHT OF FIRST REFUSAL. Subject to the restrictions on transfer set forth in the Bylaws, if any, before any Shares held by Optionee or any transferee of such Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Right of First Refusal”).
9.1    Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration (in any case, denominated in U.S. dollars) for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (v) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Agreement.
9.2    Exercise of Right of First Refusal. At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.
9.3    Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) then the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Committee. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Committee (and denominated in U.S. dollars), will conclusively be deemed to be the cash equivalent value of such non-cash consideration.
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9.4    Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.
9.5    Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within ninety (90) days after the date of the Notice, (ii) any such sale or other transfer is effected in compliance with all applicable laws, and (iii) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such ninety (90) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
9.6    Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Shares during Optionee’s lifetime by gift or on Optionee’s death by will or intestacy to any member(s) of Optionee’s “Immediate Family” (as defined below) or to a trust for the benefit of Optionee and/or member(s) of Optionee’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Shares in the hands of such transferee or other recipient; (ii) any transfer of Shares made pursuant to a statutory merger, statutory consolidation of the Company with or into another corporation or corporations or a conversion of the Company into another form of legal entity (except that the Right of First Refusal will continue to apply thereafter to such Shares, in which case the surviving corporation of such merger or consolidation or the resulting entity of such conversion shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation or conversion expressly otherwise provides); or (iii) any transfer of Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Optionee’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of Optionee or Optionee’s spouse, or the spouse of any of the above or Spousal Equivalent, as defined herein. As used herein, a person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not Optionee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither are married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.
9.7    Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares: (i) on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock
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pursuant to a business combination or an employee incentive or benefit plan); (ii) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act; or (iii) on any transfer or conversion of Shares made pursuant to a statutory conversion of the Company into another form of legal entity if the common equity (or comparable equity security) of entity resulting from such conversion is registered under the Exchange Act.
9.8    Encumbrances on Shares. Optionee may grant a lien or security interest in, or pledge, hypothecate or encumber Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not adversely affect or impair the Right of First Refusal or the rights of the Company and/or its assignee(s) with respect thereto and will not apply to such Shares after they are acquired by the Company and/or its assignees under this Section; and (ii) the provisions of this Agreement will continue to apply to such Shares in the hands of such party and any transferee of such party.
10.    RIGHTS AS A STOCKHOLDER. Optionee shall not have any of the rights of a stockholder with respect to any Shares unless and until such Shares are issued to Optionee. Subject to the terms and conditions of this Agreement, Optionee will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Optionee pursuant to, and in accordance with, the terms of the Exercise Agreement until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of First Refusal. Upon an exercise of the Right of First Refusal, Optionee will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.
11.    ESCROW. As security for Optionee’s faithful performance of this Agreement, Optionee agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares via welcome@carta.com to surrender such certificate(s) to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Optionee and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement and will not be liable for any act or omission taken by Escrow Holder in good faith reliance on such documents, the advice of counsel or a court order. The Shares will be released from escrow upon termination of the Right of First Refusal.
12.    RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
12.1    General. Optionee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by foreign, federal, or state laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Optionee and the Company, or any agreement between Optionee and any third party (and any other legend(s) that the Company may become obligated
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to place on the stock certificate(s) evidencing the Shares under the terms of any agreement to which the Company is or may become bound or obligated):
(a)    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE RIGHT OF FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS, INCLUDING THE RIGHT OF FIRST REFUSAL, ARE BINDING ON TRANSFEREES OF THESE SHARES.
(b)    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF CERTAIN PUBLIC OFFERINGS OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.
12.2    U.S. Optionees. Optionee understands and agrees that, if Optionee’s country of residence is the United States, then the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares: THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
12.3    Non-U.S. Optionees; Regulation S. Optionee understands and agrees that, if Optionee’s country of residence is other than the United States, the certificates evidencing the Shares will bear the legend set forth in below or similar legends:
(a)    THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM.
(b)    PRIOR TO A DATE THAT IS ONE YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, THE SHARES MAY NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(K) ADOPTED UNDER THE ACT, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE ACT OR AN
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EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. HOLDERS OF SHARES PRIOR TO ONE YEAR STARTING FROM THE DATE OF SALE OF THE STOCK MAY RESELL SUCH SECURITIES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES, PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PARTICIPANTS IN THE UNITED STATES OR OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES AND PROVIDED THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.
(c)    A HOLDER OF THE SECURITIES WHO IS A DISTRIBUTOR, DEALER, SUB-UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT, PRIOR TO ONE YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, RESELL THE SECURITIES TO A U.S. PERSON AS DEFINED BY RULE 902(K) OF REGULATION S UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.
12.4    Stop-Transfer Instructions. Optionee agrees that, to ensure compliance with the restrictions imposed by this Agreement and the Bylaws, if any, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
12.5    Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of the Bylaws or this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.
13.    TAX CONSEQUENCES. OPTIONEE SHOULD CONSULT A TAX ADVISER APPROPRIATELY QUALIFIED IN THE COUNTRY OR COUNTRIES IN WHICH THE OPTIONEE RESIDES OR IS SUBJECT TO TAXATION BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.
13.1    Tax Advice. Optionee has obtained any necessary advice from an appropriate independent professional adviser in relation to the Tax-Related Items in connection with the grant, exercise, assignment, release, cancellation or any other disposal of this Option pursuant to the Plan and on any subsequent sale of the Shares. In signing and returning this Agreement, the Optionee is confirming that appropriate advice has been sought from an independent adviser. The Company has not made any representation regarding applicable taxation implications.
13.2    Notice of Disqualifying Disposition of ISO Shares. If Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the Grant Date and (ii) one year after the exercise date, Optionee will immediately notify the Company in writing of such disposition.
13.3    Responsibility for Taxes. Regardless of any action the Company or Employer takes with respect to any or all Tax-Related Items, Optionee acknowledges that the ultimate liability for all Tax-Related Items legally due from Optionee is and remains Optionee’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of
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any Tax-Related Items in connection with any aspect of this Option, including the grant, vesting or exercise of this Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends, and (2) do not commit to structure the terms of the grant or any aspect of this Option to reduce or eliminate Optionee’s liability for Tax-Related Items or achieve any particular tax result. Optionee acknowledges that if Optionee is subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
13.4    Arrangements to Satisfy Tax-Related Items. Prior to any relevant taxable or tax withholding event (“Tax Date”), as applicable, Optionee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Optionee authorizes the Company and/or the Employer or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (A) accept a cash payment in U.S. dollars in the amount of Tax-Related Items, (B) withhold whole Shares which would otherwise be delivered to Optionee having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash from Optionee’s wages or other cash compensation which would otherwise be payable to Optionee by the Company and/or the Employer, equal to the amount necessary to satisfy any such obligations, (C) withhold from proceeds of the sale of Shares acquired upon exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Optionee’s behalf pursuant to this authorization), or (D) accept a cash payment to the Company by a broker-dealer acceptable to the Company to whom Optionee has submitted an irrevocable notice of exercise.
13.5    Maximum Withholding. The Company may withhold or account for Tax-Related Items by considering up to applicable maximum statutory withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Optionee is deemed to have been issued the full number of Shares subject to the Option, notwithstanding that a number of shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items. Finally, Optionee shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company shall have sole discretion to deliver the Shares if Optionee fails to comply with Optionee’s obligations in connection with the Tax-Related Items as described in this Section and Optionee unconditionally consents to and approves any such action taken by the Company. Optionee (or any beneficiary or person entitled to act on Optionee’s behalf) shall provide the Company with any forms, documents or other information reasonably required by the Company.
14.    GENERAL PROVISIONS.
14.1    Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.
14.2    Entire Agreement. The Plan, the Grant Notice and the Exercise Agreement are each incorporated herein by reference. This Agreement (including the Annexes attached hereto), the Grant Notice, the Plan and the Exercise Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior undertakings and agreements with respect to such subject matter.
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14.3    Country-Specific Terms and Conditions. Notwithstanding any provisions in this Agreement, the Option grant shall be subject to any special terms and conditions set forth in the Terms and Conditions for Non-U.S. Optionees attached hereto as Annex B if Optionee’s country of residence is other than the United States, including the special terms and conditions (if any) set forth beneath the name of such country on Annex B. Moreover, if Optionee relocates to a country other than the United States, the special terms and conditions set forth in Annex B, including the special terms and conditions (if any) set forth beneath the name of such country on Annex B, will apply to Optionee to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Annex B constitutes an integral part of this Agreement to the extent applicable to Optionee from time to time.
15.    NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time an electronic confirmation of receipt is received, if delivery is by email; (iii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iv) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (v) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. Any notice for delivery outside the United States will be sent by email, facsimile or by express courier. Any notice not delivered personally or by email will be sent with postage and/or other charges prepaid and properly addressed to Optionee at the last known address or facsimile number on the books of the Company, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto or, in the case of the Company, to it at its principal place of business. Notices to the Company will be marked “Attention: Chief Financial Officer.” Notices by facsimile shall be machine verified as received.
16.    SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement including its rights to purchase Shares under the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee’s heirs, executors, administrators, legal representatives, successors and assigns.
17.    GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
18.    FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.
19.    TITLES AND HEADINGS. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement.
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Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.
20.    COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.
21.    SEVERABILITY. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.
*  *  *  *  *

Attachment:	Annex A:	Form of Global Stock Option Exercise Notice and Agreement

	Annex B:	Terms and Conditions for Non-U.S. Optionees
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ANNEX A
FORM OF STOCK OPTION EXERCISE NOTICE AND AGREEMENT

GLOBAL STOCK OPTION EXERCISE NOTICE AND AGREEMENT
TURO INC.
2020 EQUITY INCENTIVE PLAN
*NOTE: You must sign this Notice on Page 4 before submitting it to Turo Inc. (the “Company”).
OPTIONEE INFORMATION: Please provide the following information about yourself (“Optionee”):

Name:	See Carta[6]	Social Security Number:	See Carta

Address:	See Carta	Employee Number:	See Carta

		Email Address:	See Carta

Country of Residence: See Carta
OPTION INFORMATION: Please provide this information on the option being exercised (the “Option”):

Grant No. See Carta

Date of Grant: See Carta	Type of Stock Option:

Option Price per Share: See Carta	(for U.S. tax purposes)

Total number of shares of Common Stock of the Company subject to the Option: See Carta	See Carta
EXERCISE INFORMATION:
Number of shares of Common Stock of the Company for which the Option is now being exercised See Carta. (These shares are referred to below as the “Purchased Shares.”)
Total Exercise Price Being Paid for the Purchased Shares: See Carta

Form of payment enclosed, availability of which is subject to Annex B attached to the Global Stock Option Agreement (to the extent applicable to Optionee) [check all that apply]:

☐	Check for US$____________, denominated in U.S. dollars and payable to “Turo Inc.”

☐	Certificate(s) for ________________ shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

☐	Automated Clearing House (“ACH”) transfer in the amount of $___________.
6 All references to Carta shall be interpreted as the Equity Management Software currently in use by the Company.

AGREEMENTS, REPRESENTATIONS AND ACKNOWLEDGMENTS OF OPTIONEE: By execution of this Global Stock Option Exercise Notice and Agreement (whether written, electronic or otherwise, including via welcome@carta.com), Optionee hereby agrees with, and represents to, the Company as follows:
1.    Terms Governing. I acknowledge and agree with the Company that I am acquiring the Purchased Shares by exercise of this Option subject to all other terms and conditions of the Global Notice of Stock Option Grant and the Global Stock Option Agreement, as well as Annex B attached thereto, that govern the Option, including without limitation the terms of the Company’s 2020 Equity Incentive Plan, as it may be amended (the “Plan”).
2.    Investment Intent; Securities Law Restrictions. I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the U.S. Securities Act of 1933, as amended (the “Securities Act”). I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption from such registration requirement and that the Purchased Shares must be held by me indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required. I acknowledge that the Company is under no obligation to register the Purchased Shares under the Securities Act or under any other securities law.
3.    Restrictions on Transfer: Rule 144. I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the U.S. Securities Exchange Act of 1934, or the rules promulgated thereunder (including Rule 144 under the Securities Act described below (“Rule 144”)) or of any other applicable securities laws. I am aware of Rule 144, which permits limited public resales of securities acquired in a non-public offering, subject to satisfaction of certain conditions, which include (without limitation) that: (a) certain current public information about the Company is available; (b) the resale occurs only after the holding period required by Rule 144 has been met; (c) the sale occurs through an unsolicited “broker’s transaction”; and (d) the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.
4.    Access to Information; Understanding of Risk in Investment. I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares. I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.
5.    Rights of First Refusal; Market Stand-off. I acknowledge that the Purchased Shares remain subject to the Company’s Right of First Refusal and the market stand-off covenants (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and the Stock Option Agreement that govern the Option.
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6.    Restrictions on Transfer: Bylaws. I acknowledge that the Purchased Shares will be subject to the restrictions on transferability and resale set forth in the Company’s Bylaws, if any, as currently in effect.
7.    Form of Ownership. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership of the Purchased Shares that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that is not an eligible revocable trust, I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment for U.S. tax purposes will be unavailable and other unfavorable tax consequences may occur.
8.    Investigation of Tax Consequences. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.
9.    Other Tax Matters. I agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options (including the Option) are exempt from Section 409A of the U.S. Internal Revenue Code (if applicable to me) only if the exercise price per share is at least equal to the fair market value per share of the Common Stock at the time the option was granted by the Board. Since shares of the Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Board and/or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service or any other applicable U.S. or foreign tax authority (any of these, as applicable, a “Tax Authority”) will agree with the valuation, and I will not make any claim against the Company or its Board, officers or employees in the event that any Tax Authority asserts that the valuation was too low.
10.    Spouse Consent. I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.
11.    Tax Withholding. As a condition of exercising this Option, I agree to make adequate provision for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other Tax-Related Items related to my participation in the Plan and legally applicable to me, as further set forth in the Stock Option Agreement governing the Option.
12.    Regulation S. If my address is an address located outside of the United States, I make the following additional representations, warranties and agreements:
(a)    Non-US. I am not a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act (“Regulation S”). The offer and sale of the Purchased Shares to me was made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made in the United States, and I am not acquiring the Purchased Shares for the account or benefit of any U.S. Person.
(b)    No Offer or Sale. I will not, during the one-year restriction period applicable to the Purchased Shares set forth in the legend set forth below (the “Restricted Period”) and on any certificate representing the Purchased Shares, offer or sell any of the foregoing securities (or create or maintain any
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derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S.
(c)    Registration or Exemption. I will, after the expiration of the applicable Restricted Period, offer, sell, pledge or otherwise transfer the Purchased Shares (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or any available exemption therefrom and, in any case, in accordance with applicable foreign and state securities laws.
(d)    No Transfer in Violation of Restrictions; Legend. I acknowledge and agree that the Company shall not register the transfer of the Purchased Shares in violation of these restrictions. I acknowledge and agree that the certificates evidencing the Purchased Shares will bear the legend set forth below (in addition to any other legend required by applicable federal, state or foreign securities laws or provided in any other agreement with the Company:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM. PRIOR TO A DATE THAT IS ONE YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, THE SHARES MAY NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(k) ADOPTED UNDER THE ACT, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. HOLDERS OF SHARES PRIOR TO ONE YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, MAY RESELL SUCH SECURITIES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PARTICIPANTS IN THE UNITED STATES OR OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES AND PROVIDED THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. A HOLDER OF THE SECURITIES WHO IS A DISTRIBUTOR, DEALER, SUB-UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT PRIOR TO ONE YEAR STARTING FROM THE DATE OF SALE OF THE STOCK RESELL THE SECURITIES TO A U.S. PERSON AS DEFINED BY RULE 902(k) OF REGULATION S UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.
The undersigned hereby executes and delivers this Global Stock Option Exercise Notice and Agreement and agrees to be bound by its terms.
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This Stock Option Exercise Notice and Agreement may be completed, executed and delivered electronically, whether via the Company’s intranet or the Internet site of Carta or another equity management software, or via any other means specified by the Company.

SIGNATURE:	DATE:

Optionee’s Name:
[Signature Page to Global Stock Option Exercise Notice and Agreement]
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ANNEX B
TERMS AND CONDITIONS
FOR NON-U.S. OPTIONEES
Terms and Conditions
This Annex B includes additional terms and conditions that govern the Option granted to Optionee under the Plan if Optionee resides and/or works outside of the United States. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Stock Option Agreement to which this Annex B is attached.
If Optionee is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the Date of Grant, is a consultant, changes employment status to a consultant position or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to Optionee. References to Optionee’s Employer shall include any entity that engages Optionee’s services.
In accepting this Option, Optionee acknowledges, understands and agrees to the following:
1.    Data Privacy Information and Consent. The Company is located at 111 Sutter Street, Suite 1300, San Francisco, CA 94104, United States, and grants awards to employees of the Company and its Parent and Subsidiaries, at the Company’s sole discretion. If Optionee would like to participate in the Plan, please review the following information about the Company’s data processing practices.
1.1    Data Collection and Usage. The Company or, if different, Optionee’s employer (the “Employer”), and its Subsidiaries, Parent or affiliates collect, process, transfer and use personal data about Plan participants that is necessary for the purpose of implementing, administering and managing the Plan. This personal data may include Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality and citizenship, job title, any shares or directorships held in the Company, details of all awards or other entitlements to Shares, granted, canceled, exercised, vested, unvested or outstanding in Optionee’s favor and any other personal information that could identify you (collectively, without limitation, “Data”), which the Company receives from Optionee or the Employer. If the Company offers Optionee an award under the Plan, then the Company will collect Optionee’s Data for purposes of allocating stock and implementing, administering and managing the Plan and will process such Data in accordance with the Company’s then-current data privacy policies, which are made available to Optionee upon commencing employment and also available upon request.
1.2    Stock Plan Administration Service Providers. The Company transfers Data to an independent stock-plan administrator and other third parties based in the United States, which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider and share Optionee’s Data with another company that serves in a similar manner. Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Optionee’s country. The Company’s service provider may open an account for Optionee to receive Shares. Optionee will be asked to agree on separate terms and data processing practices with the service provider, which is a condition to Optionee’s ability to participate in the Plan. Optionee understands that Optionee may request a list with the names and addresses of any potential recipients of the Data by contacting Optionee’s local human resources representative, only if applicable laws and regulations entitle you to do so. Optionee authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Optionee’s participation in the Plan.
1.3    Data Retention. The Company will use Optionee’s Data only as long as is necessary to implement, administer and manage Optionee’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax and security laws. When the Company no longer needs Optionee’s Data, the Company will remove it from its systems. If the Company keeps Optionee’s Data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations. Optionee understands that Optionee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Optionee’s local human resources representative.
1.4    Consent; Voluntariness and Consequences of Denial or Withdrawal. Where permitted by applicable local law in the country where Optionee resides, consent is a requirement for participation in the Plan. In such cases, by accepting this grant, Optionee hereby agrees with the data processing practices as described in this notice and grants such consent to the processing and transfer of his or her Data as described in this Agreement and as necessary for the purpose of administering the Plan. Optionee’s participation in the Plan and Optionee’s grant of consent is purely voluntary. Optionee may deny or withdraw his or her consent at any time; provided that if Optionee does not consent, or if Optionee withdraws his or her consent, Optionee cannot participate in the Plan unless required by applicable law. This would not affect Optionee’s salary as an employee or his or her career; Optionee would merely forfeit the opportunities associated with the Plan.
1.5    Data Subject Rights. Optionee has a number of rights under data privacy laws in his or her country. Depending on where Optionee is based, Optionee’s rights may include the right to (i) request access or copies of Optionee’s Data the Company processes, (ii) have the Company rectify Optionee’s incorrect Data and/or delete Optionee’s Data, (iv) restrict processing of Optionee’s Data, (v) have portability of Optionee’s Data, (vi) lodge complaints with the competent tax authorities in Optionee’s country and/or (vii) obtain a list with the names and addresses of any potential recipients of Optionee’s Data. To receive clarification regarding Optionee’s rights or to exercise Optionee’s rights please contact the Company at 111 Sutter Street, Suite 1300, San Francisco, CA 94104, United States, Attn: Stock Administration.
1.6    GDPR Compliance. If Optionee resides and/or works in a member country of the European Union and/or the European Economic Area, the following provisions supplement this Section 1:
(a)    To the satisfaction and on the direction of the Committee, all operations of the Plan and this Option (at the time of its grant and as necessary thereafter) shall include or be supported by appropriate agreements, notifications and arrangements in respect of Data and its use and processing under the Plan, in order to secure (a) the reasonable freedom of the Employer, the Company and any Parent or Subsidiary, as appropriate, to operate the Plan and for connected purposes, and (b) compliance with the data-protection requirements applicable from time to time, including, if applicable, and without limitation, Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016.
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(b)    Optionee has certain rights under data protection legislation as summarized below:
(i)    Right of Access. Optionee has the right to obtain from us confirmation as to whether or not personal data concerning Optionee is being processed, and, where that is the case, to request access to the personal data, as well as certain information on how we are processing such data.
(ii)    Right to Rectification. Optionee has the right to obtain from us the rectification of inaccurate personal data concerning Optionee. Considering the purpose of the processing, Optionee may also, in some cases, be entitled to supplemental information regarding incomplete personal data.
(iii)    Right to Erasure (Right to be Forgotten). Optionee may, in certain circumstances, have his or her personal data deleted, for example if Optionee’s personal information is no longer necessary in relation to the purpose for which it was collected, if Optionee has objected to the processing of personal data and we do not have a legitimate interest which outweighs Optionee’s interest, if the personal data has been processed unlawfully, or if the personal data must be deleted to comply with a legal obligation.
(iv)    Right to Restriction of Processing. Optionee may require that the Company restrict the processing of Optionee’s personal data in certain cases, for example where the Company no longer needs Optionee’s personal data but Optionee needs it to determine, enforce or defend legal claims or Optionee has objected to processing based on the Company’s legitimate interest in order to enable the Company to check if its interest overrides Optionee’s interest.
(v)    Right to Data Portability. In some circumstances, Optionee may be entitled to receive the personal data concerning Optionee which Optionee provided to the Company in a structured, commonly used and machine-readable format and Optionee has the right to transmit those personal data to another controller.
(vi)    Right to Object. Optionee has the right to object to the processing of Optionee’s personal data in certain circumstances, for example where the processing is based on the Company’s legitimate interest. If so, in order to continue processing, the Company must be able to show compelling legitimate grounds that override Optionee’s interests, rights and freedoms.
(c)    Optionee’s rights will in each case be subject to the restrictions set out in applicable data protection laws. Further information on these rights, and the circumstances in which they may arise in connection with the Company’s processing of Optionee’s personal data, can be obtained by contacting Optionee’s local human resources representative. If Optionee wants to review, verify, correct or request erasure of Optionee’s personal information, object to the processing of Optionee’s personal data, or request that the Company transfer a copy of Optionee’s personal information to another party, please contact Optionee’s local human resources representative.
(d)    The Company agrees to ensure that Data transferred outside the European Economic Area will be done pursuant to a lawful transfer mechanism (for example, European Commission approved model contract clauses).
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(e)    The Company will separately provide the Optionee with information in a data privacy notice on the collection, processing and transfer of their personal data, including the grounds for processing.
(f)    If Optionee has any grievance, issue or problem in respect of the handling or processing of Optionee’s personal data in any way, Optionee has the right to lodge a complaint to the national data protection agency for Optionee’s country of residence.
2.    Insider Trading Restrictions/Market Abuse Laws. Optionee acknowledges that, if and when the Shares are publicly listed on any stock exchange, depending on his or her country, Optionee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose of Shares or rights to the Shares, or rights linked to the value of Shares during such times as Optionee is considered to have “inside information” regarding the Company (as defined by the laws and/or regulations in applicable jurisdictions or Optionee’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders placed by Optionee before possessing the inside information. Furthermore, Optionee may be prohibited from (i) disclosing inside information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Optionee acknowledges that it is Optionee’s responsibility to comply with any applicable restrictions, and Optionee is advised to speak to his or her personal advisor on this matter.
3.    Language. Optionee acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Agreement and confirms having read and understood the documents relating to the Plan, including this Agreement and all its terms and conditions, all of which have been provided to Optionee exclusively in the English language (unless otherwise specified in the country-specific provisions set forth below that are applicable to Optionee). Optionee accepts the Plan, this Agreement and their applicable terms and conditions and does not require their translation into any language other than English. Furthermore, if Optionee has received this Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and the meaning of the translated version differs from that of the English version, the English version will control.
4.    Foreign Asset/Account Reporting Requirements. Optionee acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect Optionee’s ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan in a brokerage account outside his or her country. Optionee may also be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to his or her country through a designated bank or broker within a certain time after receipt. It is Optionee’s responsibility to be compliant with such regulations and Optionee should speak with his or her personal advisor on this matter.
5.    Extraordinary Compensation. The value of the option is an extraordinary item of compensation outside the scope of Optionee’s employment contract, if any, and is not to be considered part of his or her normal or expected compensation for purposes of calculating severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments. Optionee acknowledges that the right to be granted options and the right to exercise the option and to continue vesting or to receive further grants of options will terminate effective as of the date upon which Optionee receives notice of termination, regardless of when the termination is effective.
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6.    Participation Ceases When Employment Ceases. Except in the case of an approved leave of absence (as set forth more fully in the Plan), Optionee understands that he/she shall have terminated employment as of the date he or she ceases to provide services (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law, provided however, that a change in status from an employee to a consultant or advisor shall not terminate the Optionee’s continuous service, unless determined by the Committee, in its discretion.
7.    Additional Acknowledgments and Agreements. In accepting this Option, Optionee also acknowledges, understands and agrees that:
    the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
    the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;
    all decisions with respect to future Option or other grants, if any, will be at the sole discretion of the Company;
    the Option grant and Optionee’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company, Employer, or any Subsidiary or Parent and shall not interfere with the ability of the Company, the Employer or any Subsidiary or Parent, as applicable, to Terminate Optionee;
    Optionee is voluntarily participating in the Plan;
    the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;
    the Option and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
    the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;
    if the underlying Shares do not increase in value, the Option will have no value;
    if Optionee exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;
    no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the Termination of Optionee’s service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any), and in consideration of the grant of the Option to which Optionee is otherwise not entitled, Optionee irrevocably agrees
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never to institute any claim against the Company, any of its Parent, Subsidiaries, Affiliates or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, any of its Parent, Subsidiaries, Affiliates and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;
    for purposes of the Option, Optionee’s service will be considered Terminated as of the date Optionee is no longer actively providing services to the Company or any of its Parent, Subsidiaries, the Employer or Affiliates (regardless of the reason for such Termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, (i) Optionee’s right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any, unless the Optionee actually actively performs services during all or part of any such period); and (ii) the period (if any) during which Optionee may exercise the Option after such termination of Optionee’s service will commence on the date Optionee ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Optionee is employed or terms of Optionee’s employment agreement, if any; the Committee shall have the exclusive discretion to determine when Optionee is no longer actively providing services for purposes of his or her Option grant (including whether Optionee may still be considered to be providing services while on a leave of absence);
    unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company;
    the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose; and
    neither the Company, the Employer nor any Subsidiary, Parent or Affiliate shall be liable for any foreign exchange rate fluctuation between Optionee’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Optionee pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.
Notifications
This Annex B also includes information regarding exchange controls and certain other issues of which Optionee should be aware with respect to Optionee’s participation in the Plan. The information is provided solely for the convenience of Optionee and is based on the laws in effect in the respective countries as of the dates set forth below. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Optionee not rely on the information noted herein as the only source of information relating to the consequences of Optionee’s participation in the Plan because
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the information may be out of date by the time Optionee vests in or exercises this Option or sells any exercised Shares.
Optionee is responsible for complying with all applicable tax, foreign asset reporting and/or exchange control rules that may apply in connection with participation in the Plan and/or the transfer of proceeds acquired thereunder. Prior to exercise of the Options or transfer of funds from or into Optionee’s country, Optionee should consult the local bank and/or Optionee’s exchange control advisor, as interpretations of the applicable regulations may vary; additionally, exchange control rules and regulations are subject to change without notice.
In addition, the information contained in this Annex B is general in nature and may not apply to Optionee’s particular situation, and the Company is not in a position to assure Optionee of any particular result. Accordingly, Optionee is advised to seek appropriate professional advice as to how the applicable laws in his or her country may apply to his or her situation.
Finally, Optionee understands that if he or she is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to Optionee in the same manner.
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CANADA [AS-OF DECEMBER 2020]
Terms and Conditions
Manner of Exercise. Due to regulatory requirements, Optionee is prohibited from surrendering certificates for Shares that Optionee already owns to pay the Exercise Price or any Tax-Related Items in connection with the exercise of his or her Shares.
Labor Matters. In the event of the Optionee’s Termination (whether or not with cause, in breach of local labor laws and/or later found invalid), Optionee’s right, if any, to vest in the Option will terminate, effective as of the earlier of (a) the date that Optionee is no longer actively providing services to the Company, the Employer or any of their Subsidiaries or Affiliates or at the discretion of the Company and (b) the date that Optionee receives notice of such Termination from the Employer, in each case, regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to, statutory law, regulatory law and/or common law), except that if the Optionee is given working notice of such Termination but remains in service for all or part of such notice period, then the date of termination of vesting shall be the last date of active service, in accordance with clause (a) above. The Company shall have the exclusive discretion to determine when Optionee is no longer providing service for purposes of the Option. Optionee acknowledges and agrees that the period of service will be determined in the Company’s sole discretion, without regard to any period of statutory, contractual, common law, civil law or other notice of termination or any period of salary continuance or deemed employment, regardless of whether such Termination is otherwise lawful.
Data Privacy Consent. Optionee hereby authorizes the Company, the Employer and their Subsidiaries, Affiliates and representatives to discuss with, and obtain all relevant information from, all personnel, professional or not, involved in the administration and operation of the Plan. Optionee further authorizes the Company, the Employer and their Subsidiaries, Affiliates and representatives to disclose and discuss the Plan with their advisors. Optionee further authorizes the Company, the Employer and their Subsidiaries, Affiliates and representatives to record such information and to keep such information in Optionee’s employee file (if applicable).
Language Consent. The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up exclusively in English.
Les parties reconnaissent avoir exigé la rédaction uniquement en anglais de cette convention (“Agreement”), ainsi que de tous documents exécutés, avis donnés et procédures judiciaires intentées, directement ou indirectement, relativement à la présente convention.
Notifications
Securities Laws. The Plan is being offered in Canada pursuant to certain exemptions applicable under Canadian securities law from the requirement that the Company prepare and file a prospectus with the relevant Canadian securities regulatory authorities. Accordingly, any resale of securities must be permitted by the Company and made in accordance with applicable Canadian securities law, including, among other things, that any subsequent trade of securities must be made through an exchange or market outside of Canada, or to a person or company outside of Canada.
Foreign Asset Reporting. Foreign property, including Common Stock, Shares, Options and other rights to receive shares of a non-Canadian company held by a Canadian resident employee, generally must be
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reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of all the foreign properties exceeds CAD 100,000 at any time during the year. The forms must be filed on April 30 of the following year. Although what cost should be assigned to the Options may be unclear, such Options must be reported if the CAD 100,000 threshold is exceeded due to other foreign property held by the Optionee. When Shares are acquired, their cost generally is their adjusted cost base (“ACB”). The ACB ordinarily would equal the fair market value of the Shares at the time of acquisition, but if the Optionee owns other shares of the Company’s capital stock, the ACB may have to be averaged with the ACB of the other shares.
Tax Matters. The Company may permit Optionee to surrender a portion of the Option to the Company for a cash payment to satisfy any applicable Tax-Related Items, with the portion of the Option surrendered equal to that number of fully vested whole shares otherwise issuable upon exercise having a fair market value, determined by the Company in its sole discretion as of the exercise date, equal to the applicable Tax-Related Items. Any adverse consequences arising in connection with such surrender procedure will be Optionee’s sole responsibility.
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GERMANY [AS-OF DECEMBER 2020]
Terms and Conditions
General Matters. Optionee acknowledges and agrees that Optionee’s sole contact and sole contractual partner regarding the Plan and the Option is the Company and/or the Employer, as applicable, and any rights and entitlements pursuant to the Plan are granted to Optionee on an exclusively voluntary basis and do not create any claims against the Company, the Employer and/or any of their Subsidiaries, Parents or Affiliates. Even if there is a repeated grant of rights and without express notification that the grant is made voluntarily, Optionee has no legal claim for future grants. All grants remain in the complete discretion of the Company. The Company reserves the right to determine the scope of beneficiaries and the conditions of the Plan. Additionally, the Option does not form part of Optionee’s contractual salary.
Notifications
Exchange Control. Cross-border payments in excess of EUR 12,500 (including transactions made in connection with the sale of securities) must be reported monthly to the German Federal Bank (Bundesbank). If Optionee makes or receives a payment in excess of this amount in connection with Optionee’s participation in the Plan, Optionee must report the payment to Bundesbank electronically, no later than the fifth day of the month following the month in which the payment was received, using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de). The reports are usually made on behalf of the Optionee by the local bank that effects the transfer, but the Optionee is ultimately responsible for satisfying the reporting obligation.
Tax Matters. If payment or withholding of Tax-Related Items due in connection with the Option is not made within 10 days following the end of the month in which the liability occurs, the amount of any uncollected Tax-Related Items shall constitute a loan owed to the Company and/or the Employer, which will bear interest at the then current market rate as published by the German Federal Bank. If Tax-Related Items due are not collected from or paid by Optionee by their due date, it is possible that the German tax authorities will qualify the amount of any uncollected Tax-Related Items as a benefit to Optionee, on which additional income tax would be payable. In such case, Optionee will be responsible for any income tax that may be due on this additional benefit and for reimbursing the Company and/or the Employer for any Tax-Related Items on this additional benefit.
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UNITED KINGDOM [AS-OF DECEMBER 2020]
Terms and Conditions
Optionee Eligibility. The following terms and conditions apply only if Optionee is an Employee. No grants under this Agreement will be made to Consultants or Directors resident in the United Kingdom, and any such purported grant will be void ab initio and of no force or effect.
Employment Matters. Optionee waives all rights to compensation or damages in consequence of the termination of Optionee’s office or employment with the Company or any affiliate for any reason whatsoever (whether lawful or unlawful and including in circumstances giving rise to a claim for wrongful dismissal) in so far as those rights arise or may arise from Optionee’s ceasing to hold or being able to receive any benefit under this Option, or from the loss on diminution in value of any rights or entitlements in connection with the Plan. Optionee acknowledges and agrees that his or her period of employment, for purposes of the Option and the Plan, will be determined without regard to any period of statutory, contractual, common law, civil law or other notice of termination of employment or any period of salary continuance or deemed employment, regardless of whether the termination of employment is otherwise lawful.
Tax Matters. Optionee unconditionally and irrevocably agrees that Optionee is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and when requested by the Company or the Employer or by Her Majesty’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). Optionee also agrees to place the Company and the Employer in funds, and to indemnify and to keep indemnified the Company and the Employer, in respect of any Tax-Related Items for which they are otherwise liable or that they are required to pay or withhold on Optionee’s behalf or have paid or will pay to HMRC (or any other tax authority or any other relevant authority), including, without limitation, all liability to national insurance contributions (“NICs”) (including secondary Class 1 (employer’s) NICs for which Optionee is liable) and, if so required by the Company and/or the Employer, all liability to NICs for which the Company and/or the Employer is/are liable that arises as a consequence of or in connection with Optionee’s award. If payment or withholding of the Tax-Related Items due in connection with the Option is not made within ninety (90) days after the end of the year in which the tax event occurs, or such other period specified in U.K. tax law, the amount of any uncollected Tax-Related Items will constitute a loan owed by Optionee to the Company and/or the Employer, bearing interest at then-current official rate of HMRC.
Notwithstanding the foregoing, if Optionee is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision will not apply. In the event that Optionee is a director or executive officer and income tax is not collected from or paid by Optionee within ninety (90) days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income tax may constitute a benefit to Optionee on which additional Tax-Related Items, including, without limitation, income tax and NICs, may be payable. Optionee understands that Optionee will be responsible for reporting any Tax-Related Items due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company or the Employer (as applicable) for the value of any employee NICs due on this additional benefit, which the Company or the Employer may recover from Optionee by any of the means referred to in the Plan or the Agreement. Optionee agrees to sign, promptly, all documents required by the Company to effect the terms of this provision, and references in the provision to “the Company” shall, if applicable, be construed as also referring to any affiliate.
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Optionee further agrees to permit the Company (a) to arrange for the sale on Optionee’s behalf at the best price at which it can reasonably obtain such number of Shares allocated or allotted to Optionee following exercise of the Option as will provide the Company an amount equal to Optionee’s U.K. Tax-Related Items and (b) to withhold an amount not exceeding the U.K. Tax-Related Items from any amount paid or payable to Optionee.
Section 431 Election. Optionee agrees, as a condition of participation in the Plan and the exercise of this Option, except as provided below, that Optionee shall, jointly with the Company or the Employer (as applicable), enter into a joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that Optionee will not revoke such election at any time. This election will be to treat any Shares acquired pursuant to the exercise of this Option as if such Shares were not “Restricted Securities” (for U.K. tax purposes only). If Optionee is required to but does not enter into such an election prior to the exercise of the Option, Optionee will not be entitled to exercise the Option and no Shares will be issued to Optionee, without any liability to the Company or Optionee’s employer.
If Optionee exercises the Option at a time when the Shares are considered to be “readily convertible assets” and are publicly traded, quoted or listed on a recognized exchange or securities market, Optionee shall not be required to enter into a Section 431 Election as a condition of participation in the Plan and the exercise of the Option.
NIC Joint Election. Optionee agrees, as a condition of Optionee’s participation in the Plan and the exercise of the Option or receipt of any benefit in connection with the Option, to accept any liability for secondary Class 1 NICs that may be payable by the Company or the Employer (or any successor to the Company or the Employer) in connection with the Option and any event giving rise to Tax-Related Items (the “Employer’s Liability”).
Without prejudice to the foregoing, Optionee agrees to enter into a form of such joint election formally approved by HMRC (the “Joint Election”) and any other consent or elections that the Company may request or require of the Optionee. Optionee further agrees to enter into such other Joint Elections as may be requested or required between Optionee and any successor to the Company and/or the Employer for the purpose of continuing the effectiveness of the Joint Election. Optionee further agrees that the Company and/or the Employer may collect the Employer’s Liability from Optionee by any of the means set forth in this Agreement.
If Company requests that Optionee enter into, but Optionee does not enter into, the Joint Election prior to the exercise of the Option or any other event giving rise to Tax-Related Items, Optionee will not be entitled to exercise the Option and receive Shares (or receive any benefit in connection with the Option) unless and until he or she enters into the Joint Election, and no Shares or other benefit will be issued to him or her under the Plan, without any liability to the Company or the Employer.
IMPORTANT NOTE: By accepting the Option (whether by signing this Agreement or via the Company’s online acceptance procedures), Optionee is agreeing to enter into the Joint Election and the Section 431 Election, if requested by the Company. Optionee should read the terms of the Joint Election and the Section 431 Election carefully before accepting the Agreement or entering into such elections. If requested by the Company, Optionee agrees to execute the Joint Election and/or the Section 431 Election in hard copy even if Optionee has accepted the Agreement through the Company’s electronic acceptance procedure. By later entering into the Joint Election: Optionee
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shall agree that any employer’s NICs liability that may arise in connection with the Option will be transferred to the Optionee, and Optionee shall authorize the Employer or the Company to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from Optionee’s salary or other payments due or the sale of sufficient Shares acquired pursuant to the Option.
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